UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MarkWest Hydrocarbon, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 5, 2005

Dear Stockholder:

We cordially invite you to our 2005 Annual Meeting of Stockholders.  The meeting will be held on Wednesday, December 28, 2005, at 10:00 a.m., Mountain Standard Time, at our headquarters, 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000.

At this year’s meeting, you will be asked to vote on (i) the election of three directors, (ii) approval of certain amendments to the Company’s 1996 Stock Incentive Plan, and (iii) ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent accountants for the fiscal year ending December 31, 2005.  You will also be asked to transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the election of each of the directors, “FOR” the approval of certain amendments to the Company’s 1996 Stock Incentive Plan, and “FOR” the ratification of the appointment of the independent accountants.

To be certain that your shares are voted at the annual meeting, whether or not you plan to attend in person, you should sign, date and return the enclosed proxy as soon as possible.  Your vote is important.

At the annual meeting, our management team will review our performance during the past year and discuss our plans for the future.  An opportunity will be provided for questions by the stockholders.  We will also be serving light refreshments, at which time you will have an additional opportunity to meet with management.  I hope you will be able to join us.

Sincerely,

Frank M. Semple
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

December 28, 2005

TO THE STOCKHOLDERS OF MARKWEST HYDROCARBON, INC.:

As a stockholder, you are invited to our 2005 Annual Meeting of Stockholders of MarkWest Hydrocarbon, Inc., which will be held at 10:00 a.m., Mountain Standard Time, on Wednesday, December 28, 2005, at our headquarters located at 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000, for the following purposes:

1.                                       To elect three Class III directors to hold office for a three-year term expiring at the Annual Meeting of Stockholders occurring in 2008 or until the election and qualification of their respective successors.

2.                                       To approve certain amendments to the 1996 Stock Incentive Plan (the “Plan”) to include non-employee directors as eligible participants under the Plan and to minimize the potential application of additional taxes imposed on any Awards granted under the Plan as a result of recent changes in the US Tax Code Section 409.

3.                                       To ratify the selection of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2005.

4.                                       To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on Friday, November 25, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.  Only stockholders of record as of the close of business on such date are entitled to notice of, and to vote at, the meeting.   We anticipate mailing this proxy on or about Monday, December 5, 2005.

We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

By Order of the Board of Directors,

C. Corwin Bromley
Secretary

Dated: December 5, 2005

STOCKHOLDERS UNABLE TO ATTEND THIS MEETING ARE URGED TO DATE AND SIGN THE

ENCLOSED PROXY AND TO RETURN IT IN THE ENCLOSED ENVELOPE.

MARKWEST HYDROCARBON, INC.

155 Inverness Drive West, Suite 200

Englewood, CO  80112-5000

TABLE OF CONTENTS

ABOUT THE MEETING

PROPOSALS PRESENTED FOR STOCKHOLDER VOTE

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

AUDIT COMMITTEE REPORT

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EQUITY COMPENSATION PLAN INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PERFORMANCE GRAPH

PROPOSALS FOR THE NEXT ANNUAL MEETING

i

MARKWEST HYDROCARBON, INC.

155 Inverness Drive West, Suite 200

Englewood, CO  80112-5000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

December 28, 2005

In this report, unless the context requires otherwise, references to “we,” “us,” “our,” “MarkWest Hydrocarbon” or “the Company” are intended to mean MarkWest Hydrocarbon, Inc. and its consolidated subsidiaries; references to the “Partnership” mean MarkWest’s Energy Partners, L.P. and references to the “General Partner” mean MarkWest Energy GP, L.L.C., the general partner of the Partnership.

This proxy statement contains information related to the 2005 Annual Meeting of our Stockholders, to be held on Wednesday, December 28, 2005, beginning at 10:00 a.m., Mountain Standard Time, at our headquarters, 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000, and at any postponements or adjournments thereof.

ABOUT THE MEETING

Who sent me this proxy statement?

Our Board of Directors sent you this proxy statement and proxy card.  We will pay for the solicitation of your proxy.  In addition to this solicitation by mail, proxies may be solicited by our directors, officers and other employees by telephone, Internet, facsimile, in person or otherwise.  These people will not receive any additional compensation for assisting in the solicitation.  We may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our shares.  We will reimburse those people and our transfer agent for their reasonable out-of-pocket expenses in forwarding such material.  We will pay approximately $1,000 to third parties for these services. We will also bear the entire cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional information furnished to stockholders.

Why did I receive this proxy statement and proxy card?

You received this proxy statement and proxy card from us because you owned our common stock as of November 25, 2005.  We refer to this date as the record date.  This proxy statement contains important information for you to consider when deciding whether to vote for the election of directors and ratification of the selection of our independent accountants.  Please read this proxy statement carefully.

What is a proxy?

A proxy is your legal designation of another person to vote the shares that you own.  That other person is called a proxy.  If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.  Andrew L. Schroeder and James G. Ivey, or either of them, each with power of substitution, have been appointed as proxies for our 2005 Annual Meeting of Stockholders.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers.  Please sign and return all proxy cards to ensure that all of your shares are voted.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors, the approval of amendments to our 1996 Stock Incentive Plan and the ratification of the selection of our independent accountants.  In addition, our management will report on our performance during fiscal 2004 and respond to questions from stockholders.

What is the difference between a stockholder of record and a stockholder who holds stock in “street name”?

Most of our stockholders hold their shares through a brokerage firm, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those held beneficially through a brokerage account, bank or other nominee.

If your shares are registered in your name with our transfer agent, Computershare Trust Company, you are a stockholder of record, and you are receiving these proxy materials directly from us.  As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.

If your shares are held in a brokerage account, by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial owner of these shares and these proxy materials are being forwarded to you by your broker, bank, or other nominee as the stockholder of record.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares and you are also invited to attend our annual meeting.  However, your broker does have the right to vote your shares of common stock on the matters to be acted upon if you do not provide instructions on how to vote.  You should instruct your broker how to vote your shares, following the directions your broker provides.

Who is entitled to vote at the annual meeting?

All stockholders who owned our common stock at the close of business on the record date of November 25, 2005, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of stockholders?

Each outstanding share of our common stock will be entitled to one vote on all matters to be considered at the annual meeting.

Who can attend the annual meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

Shares held directly in your name as the stockholder of record can be voted in person at the annual meeting.  Shares held in street name (for example, at your brokerage account) may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.  In addition, if you plan to vote in person at the meeting, please bring the enclosed proxy card or proof of identification.

Even if you currently plan to attend the annual meeting in person, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum.  The presence of a quorum will permit us to conduct the proposed business at the annual meeting.  We estimate that, as of November 25, 2004, the record date, approximately 10,799,149 shares of our common stock will be outstanding.

Your common stock will be counted as present at the meeting if you:

•                  are present at the meeting; or

•                  have properly submitted a proxy card.

Proxies received but marked as abstentions and broker non-votes will be included in the number of shares considered to be present at the meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct.  If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person [or vote by ballot using a form provided at the meeting].  Street name stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.  Even if you plan to attend the annual meeting, your plans may change, thus we recommend you complete, sign and return your proxy card in advance of the meeting.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the annual meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the recommendations of our Board of Directors?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.  Our Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement.  In summary, our Board of Directors recommends a vote:

•                  for the election of the three nominated directors.

•                  for the approval of certain amendments to the 1996 Stock Incentive Plan; and

•                  for the proposal to ratify and approve the selection of Deloitte & Touche LLP (“Deloitte”) as our independent accountants for the fiscal year ending December 31, 2005.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion.

What vote is required to approve each item?

Election of Directors.  The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.  A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum.

Other Items.  For each other item, the affirmative vote (or a “FOR” vote) of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.  A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining the number of shares present and entitled to vote at the meeting.  Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion with respect to the matters to be acted upon.  However, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who counts the votes?

ADP Investor Communication Services will tabulate the votes, and Valerie Lewis, Legal & Finance Executive Assistant, and Sara Benefiel, Financial Reporting Manager of MarkWest Hydrocarbon, will act as the inspectors of election.

Where can I find results of the meeting?

The preliminary voting results will be announced at the meeting.  The final results will be published in our Annual Report on Form 10-K for the year ended December 31, 2005.

Whom should I contact with questions?

If you have any questions about this proxy statement or the meeting, please contact C. Corwin Bromley, our Secretary, or Andrew L. Schroeder, our Treasurer, at (303) 290-8700.

Where may I obtain additional information about MarkWest Hydrocarbon, Inc.?

We refer you to our Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission (SEC), for additional information on the Company.  Our Annual Report on Form 10-K, including our financial statements for fiscal 2004, is included with your proxy materials.  If you would like to receive any additional information, please contact our Investor Relations Department at 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000, or by telephone at (303) 290-8700.

PROPOSALS PRESENTED FOR STOCKHOLDER VOTE

PROPOSAL 1:                                    APPROVAL OF ELECTION OF THREE CLASS III DIRECTORS WHO WILL SERVE UNTIL OUR 2008 ANNUAL MEETING

The Company recommends the approval of the re-election of the following Board members as Class III Directors to serve as members of the Board for a term of three years, until the Company’s annual meeting of the stockholders in 2008, or until their successors are duly elected and qualified.

The nominees for the Class III Board Members are:

•                  John M. Fox

•                  Frank M. Semple

•                  Donald D. Wolf

Detailed biographies for each of these nominees and our other members of the Board of Directors follow under the heading “Board of Directors and Executive Officers.”

Your Board unanimously recommends a vote FOR each of these Directors

PROPOSAL 2:            APPROVAL OF AMENDMENTS TO THE 1996 STOCK INCENTIVE PLAN

The Board of Directors has approved, and has recommended that the stockholders approve, amendments to the 1996 Stock Inventive Plan (the “Plan”) to include non-employee directors as eligible participants under the Plan, thereby having all incentive awards of the Company under one plan instead of two separate plans, and to provide for minimization of a potential application of additional taxes imposed on any Awards granted to eligible participants under the 1996 Stock Incentive Plan as a result of recent changes in the US Tax Code Section 409.    A copy of the Plan, with the proposed amendment highlighted in bold, is attached as Appendix “A” to this proxy statement.

Under a separate 1996 Non-Employee Director Plan, each non-employee Director was to receive options to purchase 2,000 shares of common stock annually.  Under the Company’s 2005 compensation plan, this annual grant to non-employee Directors was changed from an annual grant of 2,000 options under the Non-Employee Director Plan to an annual grant of 1,000 restricted shares under the Stock Incentive Plan, subject to shareholder approval of the Board’s amendments to the Plan to include non-employee directors as eligible participants.  If the proposed amendments to the Plan are approved, our five non-employee Directors would be eligible to receive awards under the Plan, thereby having all incentive awards of the Company to both employees and directors, under one plan instead of two separate plans.  If approved, Sections 1 and 2 of the Plan shall be revised and a new Section 12 will be added to the Plan, as follows:

1.                                       Section 1, Purpose of the Plan shall be deleted in its entirety and replaced with the following:

“The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the company in attracting and retaining management personnel capable of assuring the future success of the Company and the services of experienced and knowledgeable independent directors, to offer such individuals incentives to put forth maximum efforts for the success of the Company’s business and to afford such individuals an opportunity to acquire a proprietary interest in the Company.”

2.                                       Section 2, Definitions of the Plan shall be amended to include a new definition of “Director” as subparagraph (z) thereof, to read as follows:

“(z)                             “Director” shall mean a member of the Board of Directors of the Company.”

3.                                       The definition of “Eligible Person,” under Section 2, Definitions, subparagraph (i) of the Plan shall be deleted in its entirety and replaced with the following:

“(i) “Eligible Person” shall mean any employee or officer of the Company or any Affiliate, or any Director who the Committee determines to be an Eligible Person.  A Director of the Company who is not also an employee of the Company or an Affiliate may be an Eligible Person.”

4.                                       A new Section 12, Code Section 409A, will be added to the Plan, which shall read as follows:

“Section 12.  Code Section 409A

To the extent that the Board of Directors of the Company determines that a Participant would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A of the Internal Revenue Code as a result of any provision of any Award, such provision shall be deemed amended to the minimum extent necessary to address and minimize such additional tax.  The Board of Directors of the Company shall determine the nature and scope of such amendment.”

Description of the 1996 Stock Incentive Plan

Purpose of the Plan

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the company in attracting and retaining management personnel capable of assuring the future success of the Company and the services of experienced and knowledgeable independent directors, to offer such individuals incentives to put forth maximum efforts for the success of the Company’s business and to afford such individuals an opportunity to acquire a proprietary interest in the Company.

Shares Subject to the Plan

The total number of shares of common stock authorized for issuance under the Plan is 1,119,250 shares. The total number of shares has been adjusted from 925,000 to 1,119,250 to account for the extraordinary dividends paid by the Company on August 11, 2003 and November 19, 2004. If shares covered by award under the Plan either expires or for any reason is terminated without being exercised or any shares subject to a restricted stock award are forfeited, the shares subject to the award again become available for issuance under the Plan and will not be counted against the aggregate number of shares available for issuance under the Plan. As of June 30, 2005, there were nonqualified stock options to purchase 35,543 shares outstanding, 104,787 incentive stock options outstanding, and 6,973 shares of restricted stock outstanding.

Material Terms of the Plan

The material terms of the amended Plan are summarized below and are qualified in their entirety by the terms of the amended Plan, which is included as Appendix A to this Proxy Statement.

Administration.  The Compensation Committee of the board of directors administers the Plan. Subject to the terms of the Plan, the Committee selects participants to receive awards, determines the types of awards and terms and conditions of awards, and interprets provisions of the Plan.

Eligibility.  Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant.  “Eligible Person” shall mean any employee or officer of the Company or any Affiliate, or any Director who the Committee determines to be an Eligible Person.  A Director of the Company who is not also an employee of the Company or an Affiliate may be an Eligible Person.

Amendment or Termination.  The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan at any time for any reason. The Plan shall terminate in any event in July 2006.

Awards.  The Plan permits awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalents or Other Stock-Based Awards.  Subject to the terms of the Plan, the Committee determines the types of awards and terms and conditions of awards.  The maximum number of shares of common stock that can be awarded under the Plan to any person is 20,000 per year.

The objectives of the Plan are to align employee, officer and director interests with stockholder long-term interests by creating a strong and direct link between compensation and stockholder return, and to enable employees, officers and directors to develop and maintain a significant long-term ownership position in our common stock.

The Plan authorizes the Committee to grant stock options, restricted stock and other types of awards to employees, officers and directors.  To date, the only type of awards granted under the Plan have been stock options and restricted stock.  All stock options currently outstanding are required to be and were granted at an option price at least equal to the fair market value of our common stock on the date of grant.  The options generally have ten-year terms and generally become exercisable in installments over a four-year period.  Grants of restricted stock entitle the grantee to receive shares of commons stock, subject to vesting provisions, which generally lapse in equal annual installments over a three-year period.

Pursuant to the Committee’s authorization, stock awards may be granted upon commencement of employment based on the recommendation of the Chief Executive Officer.  In determining whether to recommend awards to an employee or officer, a number of factors, including our performance, individual performance and any planned change in functional responsibility, and competitive factors are typically considered.

Federal Income Tax Treatment

Internal Revenue Code Section 162(m).  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to the Company’s Chief Executive Officer and certain other highly compensated executive officers.  Qualifying “performance-based” compensation will not be subject to the deduction limit if certain requirements are met. We intend to use our best efforts to cause any compensation paid to executives in excess of such dollar limit to qualify for such exceptions.  The Compensation Committee believes, however, that there may be circumstances in which our interests are best served by providing compensation that is not fully deductible under Section 162(m) and reserves the ability to exercise discretion to authorize such compensation.

Incentive Stock Options.  The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.  The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.  A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance and Annual Incentive Awards.  The award of a performance or an annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Your Board unanimously recommends a vote FOR the approval of the amendments to the 1996 Stock Incentive Plan.

PROPOSAL 3:            RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S PRINCIPAL INDEPENDENT ACCOUNTANTS

The Audit Committee has recommended, and the Board has approved, the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent accountants for the 2005 fiscal year.  Although not required to do so, the Board of Directors seeks your ratification of the Audit Committee’s appointment of Deloitte for the 2005 fiscal year.  If the appointment is not ratified, the Audit Committee will review its appointment of Deloitte.  As our independent accountants, Deloitte will audit our consolidated financial statements and our internal controls for fiscal 2005 and may perform certain audit-related services and consultation in connection with various accounting and financial reporting matters.  Deloitte may also perform certain non-audit services for us.  The Audit Committee has determined that the provision of the services provided by Deloitte as set forth herein are compatible with maintaining Deloitte’s independence and the prohibitions on performing non-audit services set forth in the Sarbanes-Oxley Act and relevant Securities and Exchange Commission rules.  Deloitte has unrestricted access to the Audit Committee to discuss audit findings and other financial matters.  Representatives of Deloitte are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Principal Accountant Fees and Services

KPMG LLP served as our principal accountants for the year ended December 31, 2004.  PricewaterhouseCoopers LLP served as our principal accountant for the year ended December 31, 2003.  Fees and expenses to our principal accountants for the years ended December 31, 2004 and 2003 (in thousands) were as follows:

	2004	2003
Audit fees	$2,926	$610
Audit-related fees(1)	110	998
Tax fees(2)	—	951
All other fees(3)	—	3

Total accounting fees and services	$3,036	$2,562

(1)          Audit related fees include fees for reviews of registration statements and issuances of consents, reviews of private placement offering documents, benefit plan audits, issuance of letter to underwriters, due diligence pertaining to potential business acquisitions and a review of risk management policies and procedures.

(2)          Tax fees include fees for tax return preparation and technical tax advice.

(3)          All other fees consist of a subscription to an on-line accounting research tool.

The Audit Committee considered whether the provision of non-audit services by the independent public accountants is compatible with maintaining the accountants’ independence.

The Audit Committee pre-approved the performance of the services described above.  See also the description of the Audit Committee’s pre-approval policies below under the heading “ Audit Committee Pre-Approval Policy.”

Previous Independent Accountants

(i)                                     On September 20, 2005, the Company informed KPMG that it would be dismissing KPMG as its registered independent accounting firm effective upon the completion of their audit of the Company’s consolidated financial statements for the year ended December 31, 2004.  The Company’s Audit Committee made the decision to change independent accountants and that decision was approved, ratified and adopted by the Company’s Board of Directors.  KPMG completed its audit and the Company’s Form 10-K was filed with the Securities and Exchange Commission on October 21, 2005.

(ii)                                  The report of KPMG on the consolidated financial statements as of and for the year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.  The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that the following material weaknesses have been identified and included in management’s assessment:

•                  Ineffective Control Environment

•                  Insufficient technical accounting expertise, inadequate policies and procedures related to accounting matters, and inadequate management review in the financial reporting process

•                  Inadequate personnel, processes and controls at MarkWest Energy Partners, L.P. Southwest Business Unit

•                  Inadequately designed controls and procedures over property, plant and equipment

The consolidated financial statements for the year ended December 31, 2003 were audited by PricewaterhouseCoopers LLP.

(iii)                               In connection with its audit for the year ended December 31, 2004 and during the subsequent interim period through October 21, 2005, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would be expected to cause them to make reference thereto in their report on the Company’s financial statements for such year.

(iv)                              During the two most recent fiscal years and through October 21, 2005, except as noted in this paragraph, there have been no “Reportable Events” (as defined in Regulation S-K, Item 304(a)(1)(v)).  In conjunction with KPMG’s audit of the consolidated financial statements for the year ended December 31, 2004, KPMG communicated to the Company’s Audit Committee that the Company did not maintain effective internal control over financial reporting because of the existence of material weaknesses related to (i) ineffective control environment, (ii) insufficient accounting expertise, inadequate policies and procedures related to accounting matters, and inadequate management review in the financial reporting process, (iii) inadequate personnel, processes and controls at our Southwest Business Unit, and (iv) inadequately designed controls and procedures over property, plant and equipment.  Information regarding these deficiencies is incorporated herein by reference to Item 9A (Controls and Procedures) of the Company’s Form 10-K filed with the Securities and Exchange Commission on October 21, 2005.

New Independent Public Accountants

On October 24, 2005, the Company engaged Deloitte & Touche as its independent accountants for the year ending December 31, 2005, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2005.  The Audit Committee’s decision to engage Deloitte & Touche was approved, adopted and ratified by the Company’s Board of Directors.  The

Company has not consulted with Deloitte & Touche during its two most recent fiscal years or during any subsequent interim period prior to its appointment as auditor regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte & Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Your Board unanimously recommends a vote FOR the ratification of

Deloitte & Touche LLP as our independent accountants for 2005.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Position with our General Partner	Director Since

John M. Fox*	66	Chairman of the Board of Directors	1988
Michael L. Beatty	58	Director	2005
Donald C. Heppermann	62	Director	2002
William A. Kellstrom	62	Director	2000
Anne E. Mounsey	39	Director	2004
Karen L. Rogers	49	Director	2000
Frank M. Semple*	54	President, Chief Executive Officer and Director	2003
William F. Wallace	66	Director	2004
Donald D. Wolf*	62	Director	1999
C. Corwin Bromley	48	Vice President, General Counsel and Secretary	NA
James G. Ivey	54	Senior Vice President, Chief Financial Officer	NA
Nancy K. Masten	35	Senior Vice President, Chief Accounting Officer	NA
John C. Mollenkopf	44	Senior Vice President, Southwest Business Unit	NA
Randy S. Nickerson	44	Senior Vice President, Corporate Development	NA
Richard A. Ostberg	40	Vice President, Compliance	NA
Andrew L. Schroeder	46	Vice President, Finance and Treasurer	NA
Ted S. Smith	55	Vice President	NA
David L. Young	45	Senior Vice President, Northeast Business Unit	NA

*Standing for re-election to the Board of Directors of MarkWest Hydrocarbon, Inc.

Nominees for the Board of Directors

Class III Directors—Current term ending at the annual meeting to be held in 2005.  Management has been informed that all nominees are willing to serve as Directors if elected, but if any of them should decline or be unable to act as a Director, the proxy holders will vote for the election of another person or persons as they, in their discretion, may choose.  The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

John M. Fox has served as MarkWest Hydrocarbon’s Chairman of the Board of Directors since its inception in April 1988, and in the same capacity for the general partner of MarkWest Energy since May 2002.  Mr. Fox also served as President and Chief Executive Officer of MarkWest Hydrocarbon and the general partner of MarkWest Energy from April 1988 until his retirement as President on November 1, 2003 and his resignation as Chief Executive Officer effective December 31, 2003.  Mr. Fox was a founder of Western Gas Resources, Inc. and was its Executive Vice President and Chief Operating Officer from 1972 to 1986.

Frank M. Semple was appointed as President of both MarkWest Hydrocarbon and the general partner of MarkWest Energy on November 1, 2003.  Mr. Semple also became Chief Executive Officer of both MarkWest Hydrocarbon and the general partner of MarkWest Energy on January 1, 2004.  Prior to his appointment, Mr. Semple served in various capacities, lastly as Chief Operating Officer, with WilTel Communications, formerly Williams Communications Group, Inc. (“WCG”) from 1997 to 2003.  Prior to his tenure at WilTel Communications, he was the Senior Vice President/General Manager of Williams Natural Gas from 1995 to 1997 as well as Vice President of Marketing and Vice President of Operations and Engineering for Northwest Pipeline and Director of Product Movements and Division Manager for Williams Pipeline during his 22-year career with The Williams Companies.  During his tenure at Williams Communications, he served on the board of directors for PowerTel Communications and the Competitive Telecommunications Association (Comptel). He currently serves on the board of directors for the Tulsa Zoo and the Children’s Medical Center.  On April 22, 2002, WCG and one of its subsidiaries (“Debtors”) filed a petition for relief under the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York.

On September 30, 2002, the Bankruptcy Court entered an order confirming the Debtors’ plan of reorganization that became effective October 15, 2002.

Donald D. Wolf has served as a member of the Company’s Board of Directors since June 1996.  In September 2004, Mr. Wolf joined Aspect Energy as President and Chief Executive Officer.  Mr. Wolf served as Chairman, Chief Executive Officer and Director of Westport Resources Corporation from April 2000 until Westport’s merger with Kerr McKee Corporation in 2004.  He joined Westport Oil and Gas Company, Inc. in June 1996 as Chairman and Chief Executive Officer and has a diversified 35-year career in the oil and natural gas industry.

Continuing Members of the Board of Directors

Class I Directors—Term ending at the annual meeting to be held in 2006.

Donald C. Heppermann served as Executive Vice President, Chief Financial Officer and Secretary of MarkWest Hydrocarbon, Inc. and the general partner of MarkWest Energy since October 2003 until his retirement in March 2004.  Mr. Heppermann joined MarkWest Hydrocarbon and the general partner of the Partnership in November 2002 as Senior Vice President and Chief Financial Officer, and served as Senior Executive Vice President beginning in January 2003.  Mr. Heppermann has served as a member of the Company’s Board of Directors since November 2002 and the general partner of the Partnership’s board of directors since its inception in May 2002 and serves as Chairman of the Finance Committee.  Prior to joining MarkWest Hydrocarbon and the general partner of MarkWest Energy, Mr. Heppermann was a private investor and a career executive in the energy industry with responsibilities in operations, finance, business development and strategic planning.  From 1990 to 1997, Mr. Heppermann served as President and Chief Operating Officer for InterCoast Energy Company, an unregulated subsidiary of Mid American Energy Company.  From 1987 to 1990, Mr. Heppermann was employed by Pinnacle West Capital Corporation, the holding company for Arizona Public Service Company, where he was Vice President of Finance.  From 1965 to 1987, Enron Corporation and its predecessors employed Mr. Heppermann in a variety of positions, including Executive Vice President, Gas Pipeline Group.

Anne E. Mounsey has served as a member of the Company’s Board of Directors since October 2004.  From 1991 to 2003, Ms. Mounsey held various positions with the Company, her most recent as Manager of Marketing and Business Development.  Ms. Mounsey is the daughter of John M. Fox, the Company’s Chairman of the Board of Directors.

Karen L. Rogers has served as a member of the Board of Directors of MarkWest Hydrocarbon since June 2000.  In June 2005, Ms. Rogers joined Blacksand Energy, Inc., a privately held oil and gas development and production company, as the chief financial officer.  Prior to joining Blacksand Energy, Inc. Ms. Rogers was employed since 2000 as Vice President, Energy Group, for Wells Fargo Bank N.A.  Prior to 1997, Ms. Rogers was Senior Vice President and Manager of NationsBank Energy Group Denver, Inc.  She has more than 25 years of experience in energy finance and corporate banking.

Class II Directors—Term ending at the annual meeting to be held in 2007.

Michael L. Beatty has served as a member of the Board of Directors of MarkWest Hydrocarbon since July 2005.  Mr. Beatty is currently Chairman and CEO of the law firm of Beatty & Wozniak, P.C. located in Denver, Colorado, with a practice focused on energy, oil and gas, business and commercial litigation. A Harvard Law School graduate, Mr. Beatty began his career in the energy industry as in-house counsel for Colorado Interstate Gas Company, and ultimately became Executive Vice President, General Counsel and a Director of The Coastal Corporation. He also served as Chief of Staff to Colorado Governor Roy Romer from 1993 to 1995.  Mr. Beatty has handled numerous energy related cases in his career, including successfully arguing a case before the U. S. Supreme Court. Prior to his work as an energy litigator, Mr. Beatty was a tenured law professor at the University of Idaho, and visiting law professor at the University of Wyoming. Mr. Beatty graduated from the University of California, Berkeley with a Bachelor of Arts degree, and received his juris doctorate from Harvard Law School. Mr. Beatty has also been active in a number of civic organizations, including as a member of the board of directors of the Colorado Leadership Alliance and of the Bighorn Action Committee, and served as coach with several championship teams in the Colorado State High School Mock Trial competitions.

William A. Kellstrom has served as a member of the Board of Directors of MarkWest Hydrocarbon since May 2000 and the general partner of MarkWest Energy since its inception in May 2002.  Mr. Kellstrom has held a variety of managerial positions in the natural gas industry since 1968.  They include distribution, pipelines and marketing.  He held various management and executive positions with Enron Corporation, including Executive Vice President, Pipeline Marketing and Senior Vice President, Interstate Pipelines.  In 1989, he created and was President of Tenaska Marketing Ventures, a gas marketing company for the Tenaska Power Group.  From 1992 until 1997 he was with NorAm Energy Corporation (since merged with Reliant Energy, Incorporated) where he was President of the Energy Marketing Company and Senior Vice President, Corporate Development.  Mr. Kellstrom retired in 1997 and is periodically engaged as a consultant to energy companies.

William F. Wallace has served as a member of the Board of Directors of MarkWest Hydrocarbon since June 2004.  Mr. Wallace spent 23 years with Texaco Inc., an integrated oil and gas company, including six years as Vice President of Exploration for Texaco USA and as Regional Vice President of Texaco’s Eastern Region.  After retiring from Texaco in 1994, Mr. Wallace was President, Chief Operating Officer and a Director of Plains Petroleum Co.  Following the merger of Plains Petroleum Co. and Barrett Resources Corporation, Mr. Wallace was also designated Vice Chairman and a Director until his resignation from Barrett Resources in 1996.  Mr. Wallace also served as a consultant to the Beacon Group, a venture capital firm, from 1997 until 2000.  Mr. Wallace has served on the Kerr McKee Corporation board of directors since 2004.  Previously, he served as a director of Westport Resources Corporation from 1997 until Westport’s merger with Kerr McKee Corporation in 2004.

Other Executive Officers who hold office at the discretion of the Board

C. Corwin Bromley has served as Vice President, General Counsel and Secretary of both MarkWest Hydrocarbon and the general partner of MarkWest Energy since September 2004.  Prior to that, Mr. Bromley served as Assistant General Counsel at RAG American Coal Holding, Inc. from 1999 through 2004, and as General-Managing Attorney at Cyprus Amax Minerals Company from 1989 to 1999.  Prior to that, Mr. Bromley spent four years in private practice with the law firm Popham, Haik, Schnobrich & Kaufman.  Preceding his legal career, Mr. Bromley was employed by CBI, Inc. as a structural/design engineer involved in several LNG and energy projects.

James G. Ivey has served as Chief Financial Officer of both MarkWest Hydrocarbon and the general partner of MarkWest Energy since June 2004.  Prior to joining the Company, Mr. Ivey served as Treasurer of The Williams Companies from 1999 to April 30, 2004 and as acting Chief Financial Officer from mid 2002 to mid 2003.  Prior to joining Williams, Mr. Ivey held similar positions with Tenneco Gas and NORAM Energy.  Prior to that, he held various engineering positions with Conoco and Fluor Corporation.  He currently serves on the boards of directors for MACH Gen LLC, National Energy & Gas Transmission, Inc. and the Tulsa Boys Home.  Mr. Ivey retired in early 2004 from the Army Reserve with the rank of colonel.

Nancy K. Masten was appointed Chief Accounting Officer of both MarkWest Hydrocarbon and the general partner of MarkWest Energy Partners in November 2005.  Previous to her appointment, Ms. Masten was the Chief Financial Officer for Experimental and Applied Sciences (“EAS”) in Golden, Colorado.  EAS is a wholly-owned subsidiary of the Ross Product Division of Abbott Laboratories. Prior to her employment at EAS, Ms. Masten was a Vice President with TransMontaigne Inc. in Denver, Colorado.  Preceeding this appointment, Ms. Masten was a Partner with Ernst & Young LLP, having spent time in the firm’s Denver, London, New York and Washington, DC offices.  Ms. Masten resides in Evergreen, Colorado, where she is a volunteer firefighter and EMT.

John C. Mollenkopf was appointed Senior Vice President, Southwest Business Unit, of MarkWest Hydrocarbon and the general partner of MarkWest Energy in January 2004.  Previously he served as Vice President, Business Development of the Company since January 2003.  Prior to that, he served as Vice President, Michigan Business Unit, of MarkWest Energy’s general partner since its inception in May 2002 and in the same capacity with MarkWest Hydrocarbon since December 2001.  Prior to that, Mr. Mollenkopf was General Manager of the Michigan Business Unit of MarkWest Hydrocarbon since 1997. He joined MarkWest Hydrocarbon in 1996 as Manager, New Projects.  From 1983 to 1996, Mr. Mollenkopf worked for ARCO Oil and Gas Company, holding various positions in process and project engineering, as well as operations supervision.

Randy S. Nickerson has served as Senior Vice President, Corporate Development of MarkWest Hydrocarbon and MarkWest Energy’s general partner since October 2003.  Prior to that, Mr. Nickerson served as Executive Vice President, Corporate Development of the Partnership’s general partner since January 2003 and as Senior Vice President of the Partnership’s general partner since its inception in May 2002 and has served in the same capacity with MarkWest Hydrocarbon since December 2001. Prior to that, Mr. Nickerson served as MarkWest Hydrocarbon’s Vice President and the General Manager of the Appalachia Business Unit since June 1997. Mr. Nickerson joined MarkWest Hydrocarbon in July 1995 as Manager, New Projects and served as General Manager of the Michigan Business Unit from June 1996 until June 1997.  From 1990 to 1995, Mr. Nickerson was a Senior Project Manager and Regional Engineering Manager for Western Gas Resources, Inc.  From 1984 to 1990, Mr. Nickerson worked for Chevron USA and Meridian Oil Inc. in various process and project engineering positions.

Richard A. Ostberg was appointed the Vice President of Compliance of MarkWest Hydrocarbon and the general partner of MarkWest Energy in August 2005.  Prior to that, Mr. Ostberg served as Vice President and Controller of Black Hills Energy.  Prior to Black Hills, Mr. Ostberg spent four years with Pacific Minerals, Inc, the operator of the Bridger Coal mine and spent eight years with Deloitte & Touche in their audit practice, including two years consulting from his national office assignment in Washington DC.

Andrew L. Schroeder has served as Vice President and Treasurer of MarkWest Hydrocarbon and the Partnership’s general partner since February 2003. Prior to his appointment, he was Director of Finance/Business Development at Crestone Energy Ventures from 2001 through 2002.  Prior to that, Mr. Schroeder worked at Xcel Energy for two years as Director of Corporate Financial Analysis.  Prior to that, he spent seven years working with various energy companies.  He began his career with Touche, Ross & Co. and spent eight years in public accounting.  He is a Certified Public Accountant licensed in the state of Colorado.

Ted S. Smith was appointed as Vice President, Chief Accounting Officer of MarkWest Hydrocarbon and the Partnership’s general partner in March 2004, and was succeeded to the office of Chief Accounting Officer by Nancy Masten on November 7, 2005.  Prior to March 2004, Mr. Smith served as a Vice President of MarkWest Hydrocarbon and the Partnership’s general partner since March 2003.  Prior to that time, Mr. Smith had been Senior Vice President and Chief Financial Officer for Pinnacle Natural Gas Corporation since 1999.  From 1994 through 1999, he was Chief Financial Officer for Total Safety Inc., and from 1987 to 1994, Mr. Smith served as Assistant Treasurer and Director of Management Information Systems at American Oil and Gas Corporation in Houston, Texas.  Prior to that, Mr. Smith held various senior executive finance and accounting positions with several energy services organizations.  Mr. Smith is a Certified Public Accountant licensed in the state of Texas.

David L. Young was appointed Senior Vice President, Northeast Business Unit of MarkWest Hydrocarbon and the Partnership’s general partner effective February 1, 2004. Prior to joining MarkWest, Mr. Young spent eighteen years at The Williams Companies, Inc. in Tulsa, Oklahoma, having served most recently as Vice President and General Manager of the video services business for WilTel Communications, formerly WCG from 1997 to 2003.  Prior to that, Mr. Young’s management positions at The Williams Companies included serving as Senior Vice President and General Manager for Texas Gas Pipeline and Williams Central Pipeline Company.  On April 22, 2002, the Debtors filed a petition for relief under the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York.  On September 30, 2002, the Bankruptcy Court entered an order confirming the Debtors’ plan of reorganization that became effective October 15, 2002.

Board Independence

The American Stock Exchange (“AMEX” or the “Exchange”) rules, subject to certain exceptions, require that a majority of the Board of Director of a listed company be considered independent pursuant to independence standards established by the Exchange.  Independent members of the Board of Directors include Mr. Beatty, Mr. Kellstrom, Ms. Rogers, Mr. Wolf and Mr. Wallace.  We currently have a majority of independent members on our Board of Directors, and are in compliance with the Amex independence requirements.

Audit Committee Financial Expert

Each of the individuals serving on our Audit Committee, including Mr. Kellstrom as Chairman, Mr. Beatty, Ms. Rogers, Mr. Wallace and Mr. Wolf, satisfies the standards for independence of the AMEX and the SEC as they relate to audit committee members.  Our Board of Directors also believes each of the members of the Audit Committee is financially literate.  In addition, our Board of Directors has determined that Mr. Kellstrom and Ms. Rogers are financially sophisticated and both qualify as an “audit committee financial expert” within the meaning of the rules of AMEX and the regulations of the SEC.

Audit Committee Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent accountants on a case-by-case basis.  These services may include audit services, audit-related services, tax services and other services.  Our Chief Accounting Officer is responsible for presenting the Audit Committee with an overview of all proposed audit, audit-related, tax or other non-audit services to be performed by the independent accountants. The presentation must be in sufficient detail to define clearly the services to be performed.  The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management or to an individual member of the Audit Committee.  The Audit Committee may, however, from time to time, delegate its authority to the Audit Committee Chairman, Mr. Kellstrom, who reports on the independent auditor services approved by the Chairman at the next Audit Committee meeting.  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix “B.”  A copy of the Audit Committee’s Charter is also available on our Internet website at www.markwest.com.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to the persons serving as our directors, officers and employees that includes the prompt disclosure to the SEC on a Current Report on Form 8-K of any waiver of the code for executive officers or directors approved by the Board of Directors. A copy of our Code of Business Conduct and Ethics is available on our Internet website at www.markwest.com.

Meetings of the Board of Directors and Committees

During the year ended December 31, 2004, the Board of Directors met four times.  All board members attended 100% of the meetings during the period they were directors, with the exception of Mr. Wolf, who attended three of the four meetings.  The Board of Directors and its committees also acts from time to time by written consent in lieu of meetings.  Arthur J. Denney and Barry W. Spector served as directors for only a portion of 2004, with Mr. Spector leaving the Board in June 2004 and Mr. Denney leaving in September 2004.

Our Board of Directors has a standing Audit Committee and Compensation Committee.  We have no standing Nominating Committee, Finance Committee or committee performing a similar function; The Company believes it is more efficient and appropriate to have our independent directors, as described below, consider nominations for our Board of Directors, in lieu of a standing Nominating Committee.

Compensation Committee.  The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for our officers and employees and administers our Stock Incentive Plan and our Incentive Compensation Plan.  The current members of the Compensation Committee are Mr. Wolf (chairman), Mr. Fox, Mr. Kellstrom, Mr. Wallace, and Ms. Mounsey.  Mr. Fox and Mr. Wallace were appointed as members of the Compensation Committee in July 2004, and Ms. Mounsey in January 2005.  During fiscal 2004, the Compensation Committee held four meetings and also took action by unanimous written consent.  All Compensation Committee members attended 100% of the meetings during the period they were Committee members, with the exception of Mr. Wolf, who attended two of the four meetings.

Audit Committee.  The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the services provided by our independent accountants, aids management in the establishment and supervision of our financial controls, pre-approves all audit and permitted non-audit services provided by our independent accountants, assists in Board oversight of the integrity of the Company’s financial statements and the independent auditor’s qualifications and expertise, evaluates the scope of the annual audit, reviews audit results, consults with management and our independent accountants prior to the presentation of financial statements to stockholders, and as appropriate, initiates inquiries into aspects of our financial affairs.  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is available on our Internet site at www.markwest.com.  All of the members of the Audit Committee are independent, as such term is defined in Section 121(A) of the American Stock Exchange Company Guide, as well as the independence requirements of Rule 10A-3 of the Exchange Act.  The current members of the Audit Committee are Mr. Kellstrom (chairman), Ms. Rogers, Mr. Wolf, Mr. Wallace and Mr. Beatty.  During fiscal 2004, the Audit Committee held seven meetings, both in person and via teleconference, and every member attended all of the meetings of the Audit Committee in 2004.

Directors are encouraged to attend our Annual Meeting of Stockholders.  Three of our directors attended our 2004 annual meeting.

Consideration of Director Candidates

The independent directors of the Board , as independence is defined by the rules of the AMEX, consider candidates for Board membership.  The independent directors select nominees to become Directors based on an assessment of the fulfillment of necessary independence requirements for the composition of the Board; the highest ethical standards and integrity; a willingness to act on and be accountable for Board decisions; an ability to provide wise, informed and thoughtful counsel to top management on a range of issues; and individual backgrounds that provide a diverse portfolio of experience and knowledge commensurate with the Company’s needs.  The independent directors consider all of these qualities when selecting candidates for director.  There are no differences in the manner in which the independent directors evaluate nominees for director based on whether the nominee is recommended by a stockholder.

Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary, MarkWest Hydrocarbon Inc., 155 Inverness Drive West, Suite 200, Englewood, CO 80112.  Stockholder submissions should include the name and qualifications of the candidate, and any supporting material the stockholder feels is appropriate.  In order to enable consideration of the candidate in connection with our 2006 Annual Meeting of Stockholders, a stockholder must submit materials relating to a suggested candidate no later than Wednesday March 1, 2006.  In considering any candidate proposed by a stockholder, the independent directors will reach a conclusion based on the criteria described above.  The independent directors may seek additional information regarding the candidate.  After full consideration, the stockholder proponent will be notified of the decision of the independent directors.

Communication with Non-Management Directors

Shareholders are invited to contact any or all of the Company’s outside directors by mailing a letter to one or all of them in care of the Company’s headquarters.  Any such correspondence received will be delivered unopened to the relevant party or parties.

Finally, management welcomes, at any time, comments, questions or suggestions from any stockholder.  The Company remains dedicated to ensuring complete, accurate and prompt disclosure of all material information about the Company and its business and to continuing to serve the best interest of its stockholders.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The current Compensation Committee of the Board of Directors is composed of five non-employee directors, including Mr. Wolf (chairman), Mr. Fox, Mr. Kellstrom, Mr. Wallace and Ms. Mounsey.  The Committee is responsible for developing and approving our executive compensation policies.  In addition, the Compensation Committee determines, on an annual basis, the compensation to be paid to the Chief Executive Officer and to each of the other executive officers.  The overall objectives of our executive compensation program are to provide compensation that will attract and retain superior talent and reward performance.

Compensation Philosophy

The goals of the compensation program are to align compensation with business objectives and performance and to enable us to attract, retain and reward executive officers whose contributions are critical to long-term success.  Periodically, the compensation levels of executive officers are compared to survey information to ensure our compensation levels are competitive.  Actual compensation levels may be greater than competitive levels in surveyed companies based upon annual and long-term Company performance, as well as individual performance.  The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment.  We apply a consistent philosophy to compensation for all employees, including senior management.  This philosophy is based on the premise that our achievements result from the coordinated efforts of all individuals working toward common objectives.  We strive to achieve those objectives through teamwork that is focused on meeting the expectations of customers and stockholders.  Executive officers are awarded based upon corporate performance and individual performance.  Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as profitability, performance relative to competitors and consummation of strategic projects or acquisitions.  Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and our Company values are fostered.

Compensation Vehicles

We have a successful history of using a simple total compensation program that consists of cash- and equity-based compensation.  The components of our compensation program for our executive officers include base salary, performance-based cash bonuses, and long-term incentive compensation in the form of stock options, restricted stock awards and restricted unit grants of MarkWest Energy Partners, L.P.

Base Salary

The Chief Executive Officer makes annual recommendations regarding the base salaries of the executive officers (other than the Chief Executive Officer) to the Compensation Committee.  Base salaries for the executive officers are intended to be based on the average of fixed compensation levels for comparable management personnel employed by peer companies of a similar size.  In making base salary recommendations, the Chief Executive Officer also takes into account individual experience, performance and other specific issues.  The Compensation Committee considers the Chief Executive Officer’s recommendations with respect to base salaries for other executive officers.

Performance-Based Cash Bonuses

Under our incentive compensation program bonuses are awarded only if we achieve or exceed certain corporate performance objectives.  The incentive awards for each officer and executive for the 2004 performance year was derived from three measurement criteria: 1) MarkWest Hydrocarbon operating cash flow (weighted 40% of the total bonus award); 2) MarkWest Energy distributable cash flow (weighted 40% of the total bonus award); and 3) department/individual goals and performance (weighted 20% of the total bonus award).  The targets are determined by the Board of Directors early in the year or during the last quarter of the prior year.  The size of the fund available for such bonuses increases in relation to the extent to which such objectives are exceeded.  The Committee allocates the fund among the executive officers based on a percentage of the executive’s salary ranging from approximately 20% to 65% and among all other non-union employees, depending on targets as established at the beginning of the year.  If the base performance criteria are met, each executive officer is entitled to a base bonus amount equal to that percentage of the executive officer’s base salary.  A similar approach is used for all other non-union personnel at differing percentage levels.

For the year 2004, we met our target goals set forth in the Incentive Compensation Plan.  In addition, we achieved several objectives, including strengthening the balance sheet and completing acquisitions for MarkWest Energy Partners, L.P., which are expected to increase long-term value.  With Board recommendation and approval, a bonus was awarded to all non-union employees in February 2005.  Executive officers received bonuses ranging from 22% to 60% of base salary.

Long Term Incentives - Stock Options and Restricted Stock Awards

Stock options and restricted stock awards are granted to executive officers under the 1996 Stock Incentive Plan.  The objectives of the Stock Incentive Plan are to align executive and stockholder long-term interests by creating a strong and direct link between executive pay and stockholder return, and to enable executives to develop and maintain a significant long-term ownership position in our common stock.

The Stock Incentive Plan authorizes the Board of Directors or a committee of non-employee directors to grant stock options, restricted stock and other types of awards to executive officers.  To date, the only type of awards granted to executive officers under the Stock Incentive Plan have been stock options and restricted stock.  All stock options currently outstanding were granted at an option price at least equal to the fair market value of our common stock on the date of grant, generally have ten-year terms and generally become exercisable in installments over a four-year period.  Grants of restricted stock entitle the grantee to receive shares of commons stock, subject to vesting provisions which generally lapse in equal annual installments over a three-year period.

Stock options may be granted upon commencement of employment based on the recommendation of the Chief Executive Officer.  In determining whether to recommend additional option grants to an executive officer, the Chief Executive Officer typically considers the individual’s performance and any planned change in functional responsibility.  Neither our profitability nor the market value of our stock are considered in setting the amount of executive officer stock option grants.  The stock option position of executive officers is reviewed on an annual basis.  The determination of whether or not additional options will be granted is based on a number of factors, including our performance, individual performance and levels of options granted at the competitive median for our peer group.

Long Term Incentives - MarkWest Energy Restricted Units

Phantom units in MarkWest Energy Partners, L.P. were granted to executives and directors in 2004, amounting to 19,750 units.  A restricted unit in MarkWest Energy Partners, L.P., is a “phantom” unit that entitles the grantee to receive a common unit upon the vesting of the phantom unit, or in the discretion of the Compensation Committee, cash equivalent to the value of a common unit.  These restricted units are entitled to receive distribution equivalents, which represent cash equal to the amount of cash distributions made on common units during the vesting period, from the date of grant.  The restricted units, unless certain targets are achieved, vest over a period of three years, starting with grants in September 2004, with 33% of the grant vesting at the end of each year.  Prior to September 2004, phantom units were granted with a vesting period of four years, with 25% of the grant vesting at the end of each of the second and third years and 50% vesting at the end of the fourth year.  For units issued prior to September 2004, if certain targets are achieved, the vesting of the phantom units accelerates and the units convert to common units.  The acceleration is based on increases in annual cash distribution of the units.  In the future, the Compensation Committee may determine to make additional grants under the MarkWest Energy Partners, L.P. Long-Term Incentive Plan to employees and directors containing such terms as the Compensation Committee shall determine under this plan.  The Compensation Committee will determine the period over which restricted units granted to employees and directors will vest.  The Committee may base its determination upon the achievement of specified financial objectives.  In addition, the restricted units will vest upon a change in control of MarkWest Hydrocarbon, Inc., or MarkWest Energy Partners, L.P.

We intend the issuance of the common units upon vesting of the restricted units under the MarkWest Energy Partners, L.P. Long-Term Incentive Plan to serve as a means of incentive compensation for performance and not primarily as an opportunity to participate in the equity appreciation of the common units.  Therefore, plan participants will not pay any consideration for the common units they receive, and we will receive no remuneration for the units.

Savings Plan Benefits

We make a matching contribution under our 401(k) Savings and Profit Sharing Plan.  We may also make a discretionary profit sharing payment annually to executives and all other employees under this plan based upon our financial performance compared to corporate goals for that year.  In addition, we provide medical and other miscellaneous benefits to executive officers that are generally available to all employees.

Chief Executive Officer Compensation

Base Salary.  The base salary of the Chief Executive Officer for 2004 was $280,000 and was established by the Compensation Committee.  Factors taken into consideration in the determination of the Chief Executive Officer’s base salary include the base salaries for chief executive officers of our peer group, historical compensation practices and the general experience of the Compensation Committee members in dealing with compensation matters at other energy companies.  In addition, in setting this amount, the Committee took into account the scope of Mr. Semple’s responsibility and the Board’s confidence in Mr. Semple’s skills and ability to implement the Company’s strategy and business model as evidenced by his performance during 2004.  The specific basis for the Committee’s determination regarding Mr. Semple’s compensation in 2004 and increase for 2005 included his role in improving the Company’s financial results in the short-and long-term, achieving several organizational and financial objectives, including strengthening the balance sheet, completing the East Texas acquisition for MarkWest Energy Partners, L.P., completing three equity offerings, and completing the first ever public debt offering, all of which are expected to increase long-term value.  His salary increase was also designed to bring his compensation closer to the median of the comparison group as well as to reflect the Company’s and his personal performance.

Bonuses and Stock Option Awards.  Mr. Semple received a bonus of $108,000 for 2004 under the Incentive Compensation Plan.  Such bonus was paid in February 2005 in accordance with the Plan provisions.  Mr. Semple received 22,000 options to purchase shares of our common stock in November 2003 and 2,179 shares of restricted stock under the Stock Incentive Plan in January 2005.  The primary basis for the Committee’s restricted stock and stock option grants was to provide a significant incentive for Mr. Semple to enhance long-term shareholder value, and to recognize the Company’s and his personal performance.  Mr. Semple has also received 7,500 phantom units in November 2003 and 2,500 phantom units in September 2004 under the MarkWest Energy Partners, L.P. Long Term Incentive Plan.

Deductibility of Executive Compensation.  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to the Company’s Chief Executive Officer and certain other highly compensated executive officers.  Qualifying “performance-based” compensation will not be subject to the deduction limit if certain requirements are met.  We anticipate that incentive-based compensation paid in excess of $1.0 million will be deductible under Section 162(m).  The Compensation Committee believes, however, that there may be circumstances in which our interests are best served by providing compensation that is not fully deductible under Section 162(m) and reserves the ability to exercise discretion to authorize such compensation.

Compensation Committee

Mr. Donald D. Wolf, Chairman

Mr. John M. Fox

Mr. William A. Kellstrom

Mr. William F. Wallace

Ms. Anne E. Mounsey

AUDIT COMMITTEE REPORT

This report of the Audit Committee describes the responsibilities and considerations of the Audit Committee with respect to the year ended December 31, 2004.  The Board of Directors has adopted a Charter of the Audit Committee, a copy of which is published on the Company’s website at www.markwest.com. The information contained in the Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall the information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we have specifically incorporated it by reference into such filing.

The current Audit Committee is comprised of William A. Kellstrom (chairman), Karen L. Rogers, William F. Wallace, Michael L. Beatty and Donald D. Wolf.  The role of the Audit Committee is to oversee MarkWest Hydrocarbon’s financial reporting process on behalf of the Board of Directors.  Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls.  The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.  The Audit Committee’s responsibility is to monitor and oversee these processes.  In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2004, with management and the independent accountants.

Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The independent accountants have discussed with the Audit Committee the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.  In addition, our independent accountants have provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the accountants their independence from MarkWest Hydrocarbon.  The Audit Committee has also considered whether the independent accountant’s provision of non-audit services is compatible with maintaining the independent accountants’ independence and determined that it is.

Based on the reports, reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Audit Committee

Mr. William A. Kellstrom, Chairman

Mr. Michael L. Beatty

Mr. Karen L. Rogers

Mr. William F. Wallace

Mr. Donald D. Wolf

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of any class of our equity securities registered under Section 12 of the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership in such securities and other equity securities of our Company. SEC regulations also require directors, executive officers and greater than 10% stockholders to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, we believe our directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements during the year ended December 31, 2004, except for the following:

	No. of Late	No. of Late	No. of Late
	Reported	Form 3	Form 4
	Transactions	Filings	Filings
Mr. Fox	20	—	20
Mr. Ivey	2	1	1
Mr. Wallace	4	1	3
Mr. Heppermann	1	—	—
Mr. Denney	3	—	3
Ms. Mounsey	2	1	1

We are not aware of any other failure to file a Section 16(a) form with the SEC, or any transaction that was required to be reported, but that was not reported on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment with Affiliate

Through our wholly owned subsidiary, MarkWest Resources, Inc. (“Resources”), we held varied undivided interests in several exploration and production assets in which MAK-J Energy Partners Ltd. (“MAK-J”) also owns or owned an undivided interest, varying from 25% to 51%.  The general partner of MAK-J is a corporation owned and controlled by our former President and Chief Executive Officer and current Chairman of the Board of Directors.  Two former officers, both of who left the Company during 2003, were limited partners in MAK-J.  The properties were operated pursuant to joint operating agreements entered into between Resources and MAK-J.  Resources was the operator under such agreements.  The joint operating agreements were governed by a Participation and Operations Agreement, most recently amended June 2, 2003.  The joint property acquisitions and joint operating agreements were subject to the approval of the independent members of our Board of Directors.  As the operator, Resources was obligated to provide certain accounting and well operations services to the parties.  The Participation and Operations Agreement provided for a monthly fee ($2,000 per month) payable to Resources to offset the costs of accounting and well operations on a monthly basis.  As a part of the sale of our San Juan Basin oil and gas properties to a third party on June 30, 2003, the Participation and Operations Agreement was assigned to the purchasing third party.

From time to time, MarkWest Hydrocarbon entered into hedges with counterparties on behalf of MAK-J.  MarkWest Hydrocarbon billed or remitted to MAK-J, as circumstances dictated, its portion of transaction costs and settlements on a monthly basis.  As of July 2003, all such hedges had been settled.

Through our wholly owned subsidiary, Matrex, LLC, we hold interests in certain exploration and production assets in which MAK-J also owns interests.  Both parties are participants to joint operating agreements with third parties operators.

We have receivables due from MAK-J, representing its share of operating and capital costs generated in the normal course of business, of less than $0.1 million as of December 31, 2004 and 2003, respectively.  We also have payable to MAK-J, representing its share of revenues generated in the normal course of business, of less than $0.1 million as of December 31, 2004 and approximately $0.1 million as of December 31, 2003.

Mr. Fox has agreed that as long as he is an officer or director of MarkWest Hydrocarbon and for two years thereafter, he will not, directly or indirectly, participate in any future oil and gas exploration or production activities with us except and to the extent that our independent and unaffiliated directors deem it advisable and in our best interest to include one or more additional participants, which participants may include entities controlled by Mr. Fox.

Relationship of Directors with MarkWest Hydrocarbon

Donald D. Wolf, a member of the Board of Directors, was the Chairman and Chief Executive Officer of Westport Resources Corporation and William F. Wallace, also a member of the Board of Directors, was a director of Westport Resources Corporation until Westport’s merger with Kerr McKee Corporation in 2004.  Mr. Wallace is currently a director of the Kerr McKee Corporation.  Westport Resources Corporation was a party to certain 1997 contracts with indirect subsidiaries of MarkWest Hydrocarbon for transportation, treating and processing services in western Michigan.  No services were performed in the last year pursuant to these contracts.  The terms of these contracts were negotiated on an arm’s length basis prior to Mr. Wolf’s 1999 election and Mr. Wallace’s 2004 election to the Board of Directors.

Related Transactions

In February 2004, MarkWest Hydrocarbon entered into a Separation and Release Agreement with Arthur J. Denney, Senior Vice President, pursuant to which the Company agreed to pay Mr. Denney his base salary through February 28, 2006, or approximately $0.4 million.

In February 2004, MarkWest Hydrocarbon entered into a Separation and Release Agreement with Donald C. Heppermann, Chief Financial Officer, pursuant to which MarkWest Hydrocarbon agreed to pay Mr. Heppermann his base salary through August 31, 2004.

In March 2004, MarkWest Hydrocarbon entered into a Consulting Agreement with Donald C. Heppermann to advise MarkWest Hydrocarbon’s Board of Directors, chief executive officer, treasurer and controller on matters relating to banking, financing, mergers and acquisitions and general corporate strategy.  Pursuant to the agreement, MarkWest Hydrocarbon agreed to pay Mr. Heppermann $9,000 a month for his consulting services for up to a period of two years (or $0.2 million), unless given notice by MarkWest Hydrocarbon.

In March 2004, MarkWest Hydrocarbon entered into a Separation and Release Agreement with John M. Fox, Chief Executive Officer, pursuant to which MarkWest Hydrocarbon agreed to pay Mr. Fox his base salary through December 31, 2004 or approximately $0.4 million.

In April 2004, the Company entered into an agreement with a third party to buy Mr. Semple’s house as a part of his relocation to Denver, Colorado.  Under the agreement, MarkWest Hydrocarbon agreed to pay the value of Mr. Semple’s equity in the house and associated operating costs of $0.3 million to the third party until the house was subsequently sold to a buyer.  Upon the sale, the third party agreed to refund the equity paid by MarkWest Hydrocarbon to the extent that the proceeds covered the established value minus certain costs incurred to sell the home.  In 2005, the house was sold and the Company paid total costs of approximately $0.1 million.

Participation Plan

From time to time, MarkWest Hydrocarbon sells to certain of its executive officers and directors (i) a certain amount of the subordinated units the Company obtained during the formation of MarkWest Energy in May 2002 and (ii) a portion of its ownership interest in the general partner, which was also obtained by the Company during the formation of the Partnership.  These transactions are accounted for as compensatory arrangements, consistent with the guidance in APB No. 25, Accounting for Stock Issued to Employees and EITF No 95-16, Accounting for Stock Compensation Arrangements with Employer Loan Features under APB Opinion No. 25, which requires the Company to record compensation expense based on the market value of the subordinated Partnership units and the formula value of the general partner interests held by the employees and directors, at the end of each reporting period. The sales are governed by a purchase and sales agreement that outlines the terms and conditions. Immediately after MarkWest Energy’s initial public offering on May 24, 2002, MarkWest Hydrocarbon sold an 8.6% interest in the general partner of the Partnership and 24,864 of its Partnership subordinated units, to certain officers of MarkWest Hydrocarbon for $0.2 million and $0.4 million, respectively.  The officers and executives paid approximately 30% of the purchase price in cash and financed the remainder with loans from MarkWest Hydrocarbon.  The loans are evidenced by non-recourse promissory notes requiring the principal balance to be repaid no later than June 30, 2009 and bearing interest at the rate of 7% per annum on the unpaid balance.   MarkWest Hydrocarbon has sold additional interests in the general partner to employees and directors of 3.9% for $0.2 million and Partnership subordinated units of 12,500 for $0.3 million.  In 2004, the Company sold interests aggregating 0.7% in the general partner of the Partnership to employees and directors for $0.2 million and 1,500 Partnership subordinated units for $0.1 million.  MarkWest Hydrocarbon reacquired 0.7% and 0.3% of the general partner interest in 2004 and 2003, respectively.  In the first quarter of 2005, the Company sold interests aggregating to .4% in the general partner of the Partnership to two employees for consideration $0.2 million. Outstanding notes receivable from officers pertaining to the loans made in May 2002 were approximately $0.2 million as of December 31, 2004 and 2003.  Outstanding notes receivable of approximately $0.1 million were payable by Mr. Mollenkopf and Mr. Nickerson at both December 31, 2004 and 2003.  In accordance with the Sarbanes-Oxley Act of 2002, the Company no longer grants loans to employees.

Future Transactions

The terms of any future transactions between us and our directors, officers, principal stockholders or other affiliates, or the decision to participate or not participate in transactions offered by our directors, officers, principal stockholders or other affiliates will be approved by a majority of our independent and unaffiliated directors. Our Board of Directors will use such procedures in evaluating their terms as are appropriate considering the fiduciary duties of the Board of Directors under Delaware law. In any such review the Board may use outside experts or consultants including independent legal counsel, secure appraisals or other market comparisons, refer to generally available statistics or prices or take such other actions as are appropriate under the circumstances. Although such procedures are intended to ensure that transactions with affiliates will be at least as favorable to the Company as an arm’s length transaction with an unaffiliated third party, though no assurance can be given that such procedures will produce such result.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors

Officers or employees of MarkWest Hydrocarbon who also serve as directors do not receive additional compensation for serving on the Board. Each independent director receives compensation as follows for the years listed:

	2004	2005(1)
Annual retainer	$12,000	$18,000
Board meeting (in person)	1,500	2,000
Board meeting (telephone conference)	700	2,000
Committee meeting	1,000	1,000
Annual Audit Committee Chair Fee	3,000	4,000
Compensation Committee Chair Fee	3,000	2,000

(1)          On January 20, 2005, the Board of Directors of the Company approved director compensation for 2005.

Each independent director will be reimbursed for out-of-pocket expenses in connection with attending meetings of the Board of Directors or committees.

In addition, pursuant to our Non-Employee Director Plan, as amended in June 1997 and December 1999, each non-employee director (a) received options to purchase 1,000 shares of common stock at the time of approval of the Non-Employee Director Plan by the Board of Directors in July 1996 and (b) beginning December 1999, receives options to purchase an additional 2,000 shares of common stock annually thereafter (previously 500 options on the day after each annual meeting of our stockholders).  The Non-Employee Director Plan currently provides for the initial grant of options to purchase 1,000 shares of common stock to each newly appointed non-employee director upon the date on which such person becomes a director.  Under the approved 2005 Compensation plan, the annual grant to non-employee Directors was changed from 2000 options to an annual grant of 1,000 restricted shares, subject to Shareholder approval of the amendments to the 1996 Employee Incentive Plan as proposed in this Proxy Statement, to add Directors as eligible participants under such Plan.  Directors who are MarkWest Hydrocarbon employees do not receive any additional stock incentive compensation for serving on the Board of Directors.

Indemnification Agreements

In February 2004, MarkWest Hydrocarbon entered into Indemnification Agreements with certain directors and officers (“Indemnitees”).  By the terms of the Indemnification Agreement, the Company shall indemnify Indemnitees to the fullest extent permitted by law against all expenses and liabilities (as defined in the Indemnification Agreement) if Indemnitees were or are, or are threatened to be made a party to, any threatened, pending or completed action, suit, proceeding, or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other and whether brought by or in the right of the Company or otherwise, by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitees are or were a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or are or were serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of the Indemnitees while serving in such capacity.

Non-Competition, Non-Solicitation and Confidentiality Agreement and Severance Plan

David Young, Randy Nickerson, John Mollenkopf and James Ivey are each a party to a Non-Competition, Non-Solicitation and Confidentiality Agreement. As a result of signing the Non-Competition, Non-Solicitation and Confidentiality Agreement, they are eligible for the MarkWest Hydrocarbon 1997 Severance Plan (the “1997 Severance Plan”). The Severance Plan provides for payment of benefits in the event that (i) the employee terminates his or her employment for “good reason” (as defined), (ii) the employee’s employment is terminated “without cause”

(as defined), (iii) the employee’s employment is terminated by reason of death or disability or (iv) the employee voluntarily resigns. In the case of (i), (ii) and (iii) above, the employee shall be entitled to receive base salary and continued medical benefits for a period ranging from six months to twenty-four months, depending upon the employee’s status at the time of the termination. In the case of (iv) above, the employee shall be entitled to receive base salary for a period ranging from one month to six months and continued medical benefits for a period ranging from one month to six months, as consideration for entering into the Non-Competition, Non-Solicitation, and Confidentiality Agreement. In either case, the aggregate amount of benefits paid to an employee shall in no event exceed twice the employee’s annual compensation during the year immediately preceding the termination.

Executive Officers

The following table sets forth the cash and non-cash compensation earned for fiscal years 2004, 2003 and 2002 by all individuals serving as our Chief Executive Officer, or acting in a similar capacity, during the last completed fiscal year, regardless of compensation level; and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the last completed fiscal year (collectively the “Named Executive Officers”).

These salaries and bonuses also include payment for service as officers/directors of the General Partner.

Summary Compensation Table

				Long-Term Compensation
				Restricted	Securities
	Annual Compensation			Unit	Underlying	LTIP	Other
	Fiscal	Salary	Bonus	awards	Options	Payouts	Compensation
Name and Principal Positions	Year	($) (1)	($) (2)	($) (3)	(#) (4)	($) (5)	($) (6)
Frank M. Semple	2004	$280,385	$47,250	$108,750	—	$20,500	$52,838
President and Chief Executive	2003	36,346	6,413	279,000	22,000	4,800	623
Officer	2002	—	—	—	—	—	—

James G. Ivey (7)	2004	$126,154	$5,979	$251,500	11,000	$8,640	$37,408
Chief Financial Officer	2003	—	—	—	—	—	—
	2002	—	—	—	—	—	—

Randy S. Nickerson	2004	$181,155	$30,625	$108,750	—	$5,363	$13,686
Senior Vice President, Corporate	2003	164,743	23,515	26,875	—	10,675	13,193
Development	2002	154,943	2,601	110,000	—	6,150	12,395

John C. Mollenkopf	2004	$180,865	$30,625	$65,250	—	$6,703	$13,426
Senior Vice President, Business	2003	144,354	20,684	59,475	—	11,985	12,331
Development	2002	129,322	2,171	110,000	—	6,150	10,346

David L. Young (8)	2004	$161,538	$25,521	$77,000	2,750	$4,380	$—
Senior Vice President, Northeast	2003	—	—	—	—	—	—
Business Unit	2002	—	—	—	—	—	—

(1)          Represents actual salary paid in each respective year for services rendered on behalf of both the Partnership and MarkWest Hydrocarbon.

(2)          Represents actual bonus paid in each respective year for services rendered on behalf of both the Partnership and MarkWest Hydrocarbon. Bonuses are paid in accordance with provisions of MarkWest Hydrocarbon’s Incentive Compensation Plan.

(3)          Represents the value of the executive officer’s phantom unit award (calculated by multiplying the closing market price of the Partnership’s units on the date of grant by the number of Partnership units awarded).  Messrs Semple, Ivey, Nickerson, Mollenkopf and Young had Partnership phantom units of 7,073, 6,769, 2,980, 1,980 and 1,406, respectively at December 31, 2004 and with a value of $0.3 million, $0.3 million, $0.1 million, $0.1 million and $0.1 million on that date.  The phantom units vest over a period of three years.

(4)          Securities underlying options have been adjusted to reflect the effect of the 10% stock dividend for stockholders of record as of November 9, 2004.

(5)          Represents distributions received for the Partnership’s phantom units.

(6)          Represents actual MarkWest Hydrocarbon contributions under MarkWest Hydrocarbon’s 401(k) Savings and Profit Sharing Plan.  Included in Mr. Semple’s and Mr. Ivey’s other compensation are relocation payments of $34,453 and $37,408, respectively.

(7)          Mr. Ivey became the Chief Financial Officer on May 25, 2004.  Mr. Ivey is currently being paid an annual salary of $205,000.

(8)          Mr. Young became the Senior Vice President of the Northeast Business Unit on February 2, 2004.  Mr. Young is currently being paid an annual salary of $175,000.

Option Grants in Last Year

The following table provides information on the options granted to the Named Executive Officers during the year ended December 31, 2004.  All options were granted under the Company’s 1996 Stock Incentive Plan.

	Individual Grants
	Number of securities underlying Options	Percent of total options granted to employees in	Exercise or base price	Expiration	Potential realizable value at assumed annual rates of stock price appreciation for option term(1)
	granted (#)	year	($/Sh)	date	5% ($)	10% ($)
James G. Ivey	11,000	33%	9.84	5/25/2014	$176,312	$280,747
David L. Young	2,750	8%	9.77	2/02/2014	43,764	69,687

(1)          Potential realizable values are computed by multiplying:  (1) the difference between (i) the product of the per-share market price at the time of grant and the sum of one plus the assumed stock price appreciation rate compounded annually over the term of the option, and (ii) the per-share exercise price of the option; and (2) the number of securities underlying the option grant as of December 31, 2004.  The 5% and 10% assumed annual rates of stock appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

SAR Grants in Last Year

The Company has also entered into arrangements with certain directors and officers of the Company.  These arrangements are referred to as the Participation Plan.  Under the Participation Plan, the Company sells subordinated partnership units of the Partnership and interests in the Partnership’s general partner to employees and directors of the Company under a purchase and sale agreement.

The interests in the general partner are sold with certain put and call provisions that allow the individual to require MarkWest Hydrocarbon to buy back or requires the individual to sell back their interest in the general partner to MarkWest Hydrocarbon.  Specifically, the employees and directors can exercise their put if (1) MarkWest Hydrocarbon or the Partnership’s general partner undergoes a change of control; (2) additional membership interests are issued and if the issuance of additional membership interests, on a pro forma basis, decreases the distributions to all the then existing members; (3) any amendment, alteration or repeal of the provisions of the general partner agreement is undertaken which materially and adversely affects the then existing rights, duties, obligations or restrictions of the employees and directors; or (4) the employee or director (i) becomes totally disabled while a director, officer or employee of the general partner, of MarkWest Hydrocarbon or of any of their affiliates after reaching the age of 60 years.  The employee or his estate has 120 days after the put event to exercise the put under (4) and 30 days after notice to exercise under (1) through (3).  MarkWest Hydrocarbon can exercise its call option if the employee or director ceases to be a director or employee of MarkWest Hydrocarbon or any of its affiliates or if there is a change of control.  The Company has 12 months following the termination date to exercise its call option.  The formula used to determine the sale and buy-back price of the interests in the general partner is based on the employee’s or director’s pro rata portion of the annualized distributions paid by the Partnership to the general partner divided by the then current yield on the Partnership’s common units (calculated as the total annualized distributions on the Partnership’s common units divided by the trailing 20-day average trading price of the common units), plus any subsequent capital contributions that may have been made by the employee or director that were not included in his or her interest for purposes of determining prior distributions.  As the formula used to determine the sale and buy-back price is not based on fair value, coupled with the attributes of the put and call provisions, these transactions are considered compensatory arrangements, similar to a stock appreciation right.

The subordinated partnership units of the Partnership are also sold to the employees and directors at a formula that is not based on fair value.  The subordinated units are sold without any restrictions on transfer.  However, the Company has established an implied repurchase obligation through its pattern of buying back the subordinated units each time an employee or director has left MarkWest Hydrocarbon.  The following table provides information on the potential appreciation of the interests in the Partnership’s general partner that were sold to the Named Executive Officers during the year ended December 31, 2004.  There were no subordinated partnership units sold during 2004.  All interests were sold under the Company’s Participation Plan.  The Stockholders have not approved the plan.

Individual Grants
	Percent of General Partner Interest underlying	Percent of total SARs					Potential realizable value at assumed annual rates of stock price
	SAR granted	granted to employees	Exercise or base price		Expiration		appreciation for SAR term
	(%)	in year	($/Sh)		date		5% ($)(2)	10% ($)(2)
James G. Ivey	0.5%	71%		(1)		(2)	$323,411	$514,977

(1)          Under the Participation Plan, MarkWest Hydrocarbon sold a 0.5% interest in the Partnership’s general partner to Mr. Ivey under a purchase and sale agreement for approximately $0.2 million, which was equal to the fair market value of such interests on the date of purchase.

(2)          The interests in the Partnership’s general partner are sold without an expiration date and as the stock appreciation right is exercised through a callable or puttable event, there is no defined expiration date..  As a result, when calculating the potential realizable value of the appreciation of the award, the Company assumed a 10 year life to be consistent with the terms used on the Company’s other stock based compensation awards.

Aggregated Option Exercises in Last Year and Year-End Option Values

The following table provides information as to options exercised during the year ended December 31, 2004 and the value of outstanding options held by the Named Executive Officers at December 31, 2004.

	Shares Acquired on	Value Realized	Number of Securities Underlying Unexercised Options at End of 2004 (#)		Value of Unexercised In-the-Money Options at End of 2004 ($)(1)
	Exercise (#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Frank M. Semple	—	$—	—	22,000	$44,000	$132,000
James G. Ivey	—	—	—	11,000	—	81,510
Randy S. Nickerson	20,324	91,212	20,323	3,508	74,540	9,624
John C. Mollenkopf	—	—	5,997	1,122	7,798	12,723
David L. Young	—	—	1,958	3,342	6,718	11,003

(1)          Value based on the difference between the closing price of our common stock, as reported by the American StockExchange on December 31, 2004, and the option price per share multiplied by the number of shares subject to the option.

Aggregated SAR Exercises in Last Year and Year-End SAR Values

The following table provides information as to the percentage and the value of the subordinated partnership units of the Partnership and interests in the Partnership’s general partner held by the Named Executive Officers at December 31, 2004.  We did not buy back any of the subordinated partnership units of the Partnership or interests in the Partnership’s general partner from the Named Executive Officers during the year ended December 31, 2004.

	Percent of General Partner Interest Underlying Unexercised SAR at End of 2004 (%)(1)	Number of Partnership subordinated units Underlying Unexercised SAR at End of 2004 (#)(1)	Value of GP Interest Underlying SAR at End of 2004 ($)(2)	Value of Subordinated Units Underlying SAR at End of 2004 ($)(3)
Frank M. Semple	2.0%	5,000	$796,085	$100,830
James G. Ivey	0.5%	—	49,578	—
Randy S. Nickerson	1.6%	4,626	693,048	149,050
John C. Mollenkopf	1.6%	4,626	693,048	149,050

(1)          All subordinated units listed in the foregoing table converted into MarkWest Energy’s common units on August 15, 2005.

(2)          The value of the named executive’s interests in the Partnership’s general partner is measured as the difference in the formula value of the general partner interest, as measured at December 31, 2004, and the amount paid by the named executive.  The formula value is the amount MarkWest Hydrocarbon would have to pay the named executive to repurchase the Partnership’s general partner interests, which is derived from the current market value of the Partnership’s common units, as reported by the American Stock Exchange on December 31, 2004, and the quarterly distributions previously paid by the Partnership.

(3)          The value of the executive’s subordinated partnership units of the Partnership underlying the named executive’s interest is measured as the difference in the market value of the Partnership’s common units, as reported by the American Stock Exchange on December 31, 2004, and the amount paid by the named executive

Severance Plan

Except for Frank Semple, each of our Named Executive Officers is a party to a Non-Competition, Non-Solicitation and Confidentiality Agreement. As a result of signing the Non-Competition, Non-Solicitation and Confidentiality Agreement, the Named Executive Officers are eligible for the 1997 Severance Plan. The Severance Plan provides for payment of benefits in the event that (i) the employee terminates his or her employment for “good reason” (as defined), (ii) the employee’s employment is terminated “without cause” (as defined), (iii) the employee’s employment is terminated by reason of death or disability or (iv) the employee voluntarily resigns. In the case of (i), (ii) and (iii) above, the employee shall be entitled to receive base salary and continued medical benefits for a period ranging from six months to twenty-four months, depending upon the employee’s status at the time of the termination. In the case of (iv) above, the employee shall be entitled to receive base salary for a period ranging from one month to six months and continued medical benefits for a period ranging from one month to six months. In either case, the aggregate amount of benefits paid to an employee shall in no event exceed twice the employee’s annual compensation during the year immediately preceding the termination.

Employment Agreement

Frank M. Semple

Mr. Semple entered into an executive employment agreement with MarkWest Hydrocarbon on November 1, 2003, pursuant to which Mr. Semple serves as MarkWest Hydrocarbon’s President and Chief Executive Officer and pursuant to which the Board of Directors of MarkWest Hydrocarbon appointed Mr. Semple to serve as the President and Chief Executive Officer of the Partnership’s general partner. The employment agreement may be terminated by either Mr. Semple or Markwest Hydrocarbon at any time.

Under the employment agreement, Mr. Semple receives an annual base salary and is entitled to receive benefits for which employees and/or executive officers are generally eligible.  In addition, Mr. Semple was awarded phantom units in the Partnership under the Partnership’s long-term incentive plan and was awarded stock options under the MarkWest Hydrocarbon incentive stock option plan. Mr. Semple also agreed to purchase from MarkWest Hydrocarbon an interest in each of the Partnership’s general partner and the Partnership, subject to certain repurchase rights by MarkWest Hydrocarbon following the termination of his employment.

Under his employment agreement, in the event Mr. Semple’s employment is terminated without cause, or if he resigns for good reason, he is entitled to severance payments equal to his base salary for a period of thirty-six months. In addition, Mr. Semple is entitled to COBRA benefits for a period of twenty-four months.  In the event Mr. Semple voluntarily resigns, he is entitled to receive severance payments equal to his base salary and COBRA benefits for a period of six months, as consideration for entering into the Non-Competition, Non-Solicitation and Confidentiality Agreement. In the event Mr. Semple is terminated for cause, he shall not be entitled to receive any severance or COBRA benefits.

Reimbursement of Expenses of the General Partner

Prior to December 31, 2003, the General Partner did not receive any management fee or other compensation for its management of the Partnership.  The General Partner and its affiliates were reimbursed for expenses incurred on behalf of the Partnership.  These allocable expenses include the costs of employee, officer and director compensation and benefits properly allocable to the Partnership, and all other expenses necessary or appropriate to the conduct of the business.

Effective January 1, 2004, MarkWest Hydrocarbon entered into a Services Agreement for the management of the Partnership’s day-to-day operations and administration.  For such management services, MarkWest Hydrocarbon will receive a $5,000 annual management fee.  The General Partner and its affiliates will continue to be reimbursed for expenses incurred on behalf of the Partnership.

Compensation Committee Interlocks and Insider Participation

Mr. Wolf (chairman), Mr. Fox, Mr. Kellstrom, Mr. Wallace and Ms. Mounsey were members of the Company’s Compensation Committee during the year ended December 31, 2004.  There are no Compensation Committee interlocks, and none of the Compensation Committee members during the last year have been, at any time, an officer or employee of the registrant or any of its subsidiaries.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information about the shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans, including the Stock Incentive Plan and Non-Employee Director Plan as of December 31, 2004.  We do not have equity plans that have not received stockholder approval.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	171,688	8.43	409,935

Equity compensation plans not approved by security holders	—	—	—

Total	171,688	8.43	409,935

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

MarkWest Hydrocarbon, Inc.

The following table sets forth certain information as of November 10, 2005, regarding the beneficial ownership of our common stock held by beneficial owners of 5% or more of common stock, by each director, by each Named Executive Officer and by all of the directors and executive officers of the Company as a group.

		Acquirable	Total	Percent
	Number	Within	Shares	of
	of	60 Days of	Beneficially	Total
Stockholder(1)	Shares	November 10(2)	Owned(3)	Shares(4)
John M. Fox(5)	4,632,128	5,628	4,637,756	42.9%
Wellington Management Company, LLP(6)	858,250	—	858,250	8.0%
75 State Street
Boston, Massachusetts 02109
Kayne Anderson Capital Advisors, L.P. (7)	714,850	—	714,850	6.6%
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067
Richard A. Kayne(7)	714,850	—	714,850	6.6%
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067
James G. Ivey	—	2,750	2,750	*
Frank M. Semple	6,311	11,000	17,311	*
Donald C. Heppermann	7,500	11,175	18,675	*
Donald D. Wolf	26,720	2,100	28,820	*
William F. Wallace	3,000	1,367	4367	*
William A. Kellstrom	12,100	5,510	17,610	*
Karen L. Rogers	8,470	4,300	12,770	*
Randy S. Nickerson	6,950	3,859	10,809	*
Anne E. Mounsey	14,482	367	14,849	*
John C. Mollenkopf	616	7,119	7,735	*
Nancy K. Masten(8)	310	—	310	*
David L. Young	—	687	687	*
All directors and executive officers as a group (13 individuals)	4,718,587	55,862	4,774,449	43.5%

*                 Indicates less than 1.0%.

(1)          Unless otherwise noted, the address for the stockholder listed is c/o MarkWest Hydrocarbon, Inc., 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000.

(2)          This column reflects the number of shares that could be purchased by the exercise of options exercisable on November 10, 2005, or within sixty days thereafter under our stock option plans.

(3)          For executive officers, the numbers include interests in shares held in employee benefit plans.  Unless otherwise indicated, the directors and Named Executive Officers have sole voting and dispositive power over the shares listed above, other than shared rights created under joint tenancy or marital property laws as between the directors or named executive officers and their respective spouses.

(4)          All percentages have been determined at November 10, 2005, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or group has the right to acquire within sixty days after November 10, 2005. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any security which such person or group has the right to acquire within sixty days after November 10, 2005, is deemed to be outstanding for the purpose of computing the percentage ownership of such person or group. At November 10, 2005, a total of 10,799,149 shares were outstanding. Options to acquire a total of 83,219 shares of common stock were exercisable within sixty days.

(5)          Includes an aggregate of (i) 4,097,694 shares owned directly by MWHC Holding, Inc., an entity controlled by Mr. Fox, of which Mr. Fox is also considered a beneficial owner (Mr. Fox has an indirect pecuniary interest in the MWHC shares); (ii) 171,901 shares held in the aggregate in the Brent A. Crabtree Trust, Brian T. Crabtree Trust and the Carrie L. Crabtree Trust (the “Crabtree Trusts”), for each of which Mr. Fox is the Trustee; and (iii) 106,857 shares held by the MaggieGeorge Foundation, for which certain family members of Mr. Fox are directors.  Mr. Fox disclaims beneficial ownership of the shares held in the Crabtree Trusts and by the MaggieGeorge Foundation within the meaning of Rule 13d-3 under the Exchange Act.

(6)          Information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission by Wellington Management Company, LLP (“Wellington”), on February 14, 2005, with respect to shares held as of December 31, 2004. The Schedule 13G indicates that Wellington has shared voting power with respect to 654,250 shares and shared dispositive power with respect to 858,250.

(7)          Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne, on February 10, 2005, with respect to shares held as of December 31, 2004. The Schedule 13G indicates that Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne have shared voting power and dispositive power with respect to 714,850 shares.  The reported shares are owned by investment accounts managed, with discretion to purchase or sell securities, by Kayne Anderson Capital Advisors, L.P., as a registered investment advisor.  Kayne Anderson Capital Advisors, L.P. is the general partner of the limited partnerships and investment adviser to the other accounts.  Richard A. Kayne is the controlling shareholder of the corporate owner of Kayne Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital Advisors, L.P.  Mr. Kayne is also a limited partner of each of the limited partnerships and a shareholder of the registered investment company.  Kayne Anderson Capital Advisors, L.P. disclaims beneficial ownership of the shares reported, except those shares attributable to it by virtue of its general partner interests in the limited partnerships.  Mr. Kayne disclaims beneficial ownership of the shares reported, except those shares held by him or attributable to him by virtue of his limited partnership interests in the limited partnerships, his indirect interest in the interest of Kayne Anderson Capital Advisors, L.P. in the limited partnership, and his ownership of common stock of the registered investment company.

(8)          Shares held by Ms. Masten were acquired prior to her affiliation with the Company.

MarkWest Energy GP, L.L.C.

The following table sets forth the beneficial ownership of the Partnership’s general partner as of November 10, 2005, held by the Company’s directors, each Named Executive Officer and by all directors and officers of the Company as a group.

Name of Beneficial Owner	Percentage of Limited Liability Company Interests Owned
John M. Fox (1)	90.9
Frank M. Semple	2.0
James G. Ivey	0.5
Randy S. Nickerson	1.6
John C. Mollenkopf	1.6
Donald C. Heppermann	1.0
All directors and executive officers as a group (6 persons)	97.6
Other (2)	2.4

(1)          Includes a 1.6% ownership interest held directly by Mr. Fox and an 89.3% ownership interest held by MarkWest Hydrocarbon. As of December 31, 2004, Mr. Fox beneficially owned approximately 43% of the voting securities of MarkWest Hydrocarbon. Mr. Fox currently serves as MarkWest Hydrocarbon’s Chairman of the Board. As a result, Mr. Fox may be deemed to be the beneficial owner of the ownership interests owned by MarkWest Hydrocarbon.

(2)          Held by two officers, two key employees, and one former executive of MarkWest Hydrocarbon.

MarkWest Energy Partners, L.P.

The following table sets forth the beneficial ownership of the Partnership’s common and subordinated units as of November 10, 2005, held by the Company’s directors, by each Named Executive Officer listed in the summary compensation table included in this Form 10-K and by all directors and executive officers as a group.

Name of Beneficial Owner	Common Units Beneficially Owned(1)	Percentage of Common Units Beneficially Owned	Subordinated Units Beneficially Owned	Percentage of Subordinated Units Beneficially Owned		Percentage of Total Units Beneficially Owned
John M. Fox(2)	443,501	4.5%	2,074,667	86.50%		20.50%
Frank M. Semple	12,625	*	—		*	*
James G. Ivey	2,500	*	—	—		*
Randy S. Nickerson	11,501	*	—		*	*
John C. Mollenkopf	7,276	*	—		*	*
David L. Young	1,500	*	—	—		*
Donald D. Wolf	5,250	*	—	—		*
Donald C. Heppermann	11,500	*			*	*
William A. Kellstrom	3,875	*	—	—		*
William L. Wallace	—	*	—	—		*
Karen L. Rogers	1,750	*	—	—		*
Anne E. Mounsey	—	*	—	—		*
All directors and executive officers as a group (11 persons)	498,778	5.1%	2,074,667	83.60%		21.00%
Other (3)	4,520	*	—		*	*

*                 Less than 1%

(1)          Beneficial ownership for the purposes of the foregoing table is defined by Rule 13 d-3 under the Securities Exchange Act of 1934. Under that rule, a person is generally considered to be the beneficial owner of a security if he has or shares the power to vote or direct the voting thereof (“Voting Power”) or to dispose or direct the disposition thereof (“Investment Power”) or has the right to acquire either of those powers within sixty (60) days.

(2)          Includes 4,626 subordinated units owned directly by Mr. Fox, 2,469,496 subordinated units owned by MarkWest Hydrocarbon and its subsidiaries, and approximately 15,000 subordinated units owned by Tortoise MWEP, L.P. in which Mr. Fox owns an equity interest. As of December 31, 2004, Mr. Fox beneficially owned approximately 43% of the voting securities of MarkWest Hydrocarbon. Mr. Fox currently serves as MarkWest Hydrocarbon’s Chairman of the Board. As a result, Mr. Fox may be deemed to be the beneficial owner of the subordinated units owned by MarkWest Hydrocarbon.

(3)          Held by  three key officers of MarkWest Hydrocarbon and our general partner.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock for the period from December 31, 1999, through December 31, 2004, with the cumulative total return on the S&P 500 Index, the Dow Jones Energy Index and an index of peer companies.  Each company in the peer group is publicly traded, generates a portion of its total revenue from the gathering, processing and marketing of NGLs, or is commonly included by equity analysts in our peer group.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
MarkWest Hydrocarbon, Inc.	$100.00	$173.08	$98.46	$87.69	$190.89	$331.35
Peer Group (a)	$100.00	$148.13	$162.99	$175.13	$228.25	$269.76
Dow Jones Energy Index	$100.00	$121.03	$106.12	$91.68	$116.55	$152.73
S&P 500 Index	$100.00	$89.86	$78.14	$59.88	$75.68	$82.49

Source:  FactSet Research Systems and Bloomberg.

PROPOSALS FOR THE NEXT ANNUAL MEETING

We intend to hold our 2006 annual meeting in June of 2006, consistent with our prior practice.  Any proposal by a stockholder to be presented at the 2006 annual meeting must be received at our principal executive offices at 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112-5000, no later than January 9, 2006.  Stockholder proposals for the 2006 annual meeting that are submitted on or before March 14, 2006, may, at our discretion, be voted on at the 2006 annual meeting.  All proposals received after March 15, 2006, will be considered untimely.

By Order of the Board of Directors,

C. Corwin Bromley
Secretary

Dated:  December 5, 2005

INDEX OF EXHIBITS

Appendix “A”      MarkWest Hydrocarbon, Inc. 1996 Stock Incentive Plan (as amended 2005)

Appendix “B”       Audit Committee’s Charter

Appendix “A”

MARKWEST HYDROCARBON, INC.
1996 STOCK INCENTIVE PLAN
(as amended 2005)

Section 1. Purpose.

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the company in attracting and retaining management personnel capable of assuring the future success of the Company and the services of experienced and knowledgeable independent directors, to offer such individuals incentives to put forth maximum efforts for the success of the Company’s business and to afford such individuals an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)           “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee. The Partnership shall be deemed an Affiliate as of the Effective Date.

(b)           “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)           “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(d)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(e)           “Committee” shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors.

(f)            “Company” shall mean MarkWest Hydrocarbon, Inc., a Delaware corporation, and any successor corporation.

(g)           “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(h)           “Effective Date” shall mean the date, if any, on which the consummation of the Reorganization Transactions occurs.

(i)            “Eligible Person” shall mean any employee or officer of the Company or any Affiliate, or any Director who the Committee determines to be an Eligible Person.  A Director of the Company who is not also an employee of the Company or an Affiliate may be an Eligible Person.

(j)            “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(k)           “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

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(l)            “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(m)          “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(n)           “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(o)           “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(p)           “Partnership” shall mean MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership.

(q)           “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(r)            “Person” shall mean any individual, corporation, partnership, association or trust.

(s)           “Plan” shall mean this 1996 Stock Incentive Plan, as amended from time to time.

(t)            “Reorganization Transactions” shall mean those transactions contemplated by the Reorganization Agreement to be entered into among the Company, the Partnership and the other parties thereto.

u)            “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(v)           “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(w)          “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(x)            “Shares” shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(y)           “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(z)            “Director” shall mean a member of the Board of Directors of the Company.

Section 3. Administration.

(a)           Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any

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time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate. In exercising its authority pursuant to the Plan, the Committee shall adhere to all provisions of the Code as are applicable to the grant, issuance and exercise of any Award.

(b)           Replacement of Partnership Options. In addition to the power and authority granted to the Committee under Section 3(a) hereof, the Committee shall have full power and authority to make grants of Options to employees of the Partnership who shall become employees of the Company pursuant to the Reorganization Transactions, which grants shall be effective only on and after the Effective Date, and which Options shall serve to replace options held by such employees for equity in the Partnership by substantially equivalent rights to purchase Shares in the Company. The Committee shall determine, in its sole discretion, the terms and conditions of Award Agreements related to such Options.

(c)           Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Section 4. Shares Available for Awards.

(a)           Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares available for granting Awards under the Plan shall be 925,000. Shares to be issued under the Plan may be either Shares reacquired and held in the treasury or authorized but unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. The Company shall at all times keep available the number of Shares to satisfy Awards granted under the Plan.

(b)           Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c)           Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Section 5. Eligibility.

(a)           Designation of Participants. Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein

3

includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

(b)           Award Limitations Under the Plan. No Eligible Person, who is an employee of the Company at the time of grant, may be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 20,000 Shares, in the aggregate, in any one calendar year, beginning with the period commencing on the Effective Date and ending on December 31, 2006. The foregoing annual limitation specifically includes the grant of any Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 6. Awards.

(a)           Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)            Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)           Option Term. The term of each Option shall be fixed by the Committee.

(iii)          Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)          Incentive and Non-Qualified Stock Options. Each Option granted pursuant to the plan shall specify whether it is an Incentive Stock Option or a Non-qualified Stock Option, provided that the Committee may in the case of the grant of an Incentive Stock Option give the Participant the right to receive in its place a Non-qualified Stock Option.

(b)           Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)           Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)            Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

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(ii)           Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

(iii)          Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

(d)           Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)           Dividend Equivalents. The Committee is hereby authorized to grant to Participants Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f)            Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(g)           General.

(i)            No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

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(ii)           Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)          Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)          Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)           Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

(vi)          Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificate to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)           Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)            would cause Rule 16b-3 to become unavailable with respect to the Plan;

(ii)           would violate the rules or regulations of the NASDAQ National Market, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

(iii)          would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

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(b)           Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

(c)           Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

(a)           Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b)           Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9. General Provisions.

(a)           No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)           Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

(c)           No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)           No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)           Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Colorado.

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(f)            Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(g)           No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h)           No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(i)            Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

The Plan shall be effective as of the Effective Date, subject to approval by the stockholders of the Company within one year thereafter.

Section 11. Term of the Plan.

Unless the Plan shall have been discontinued or terminated as provided in Section 7(a), the Plan shall terminate on the tenth anniversary of the Effective Date. No Award shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

Section 12.  Code Section 409A.

To the extent that the Board of Directors of the Company determines that a Participant would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A of the Internal Revenue Code as a result of any provision of any Award, such provision shall be deemed amended to the minimum extent necessary to address and minimize such additional tax.  The Board of Directors of the Company shall determine the nature and scope of such amendment.

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Appendix “B”

MARKWEST HYDROCARBON, INC.
AUDIT COMMITTEE CHARTER

I.                                         PURPOSES

The primary purposes of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of MarkWest Hydrocarbon, Inc. (the “Company”) are to (1) be directly responsible for the appointment, compensation, retention and oversight of the services performed by any registered public accounting firm engaged by the Company (the “independent auditor”) (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (2) pre-approve all audit services (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of State law) and permitted non-audit services provided to the Company by the independent auditor, (3) prepare the report regarding the Company’s audited financial statements and related matters required by the proxy rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual meeting proxy statement, and (4) assist Board oversight of (a) the integrity of the Company’s financial statements, and (b) the independent auditor’s qualifications and independence.

II.                                     ORGANIZATION

The Audit Committee shall be composed of three or more members of the Board who are “independent.” To be considered “independent,” the member must satisfy, as affirmatively determined by the Board, the requirements of all applicable laws and regulations relative to the independence of directors and audit committee members, including without limitation the requirements of the Commission and the American Stock Exchange. Each member of the Audit Committee must be able to read and understand fundamental financial statements at the time of the member’s appointment to the Audit Committee, as such qualification is interpreted by the Board in its business judgment. In addition, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience that results in the individual’s financial sophistication, as the Board interprets such qualification in its business judgment.

The members of the Audit Committee shall be appointed annually by the Board, and the members of the Audit Committee shall appoint one of their number as the Chairman.  Any responsibilities of the Audit Committee may be delegated by the Audit Committee to the Chairman or any other member; provided that any delegate shall report any actions taken by him or her to the whole Audit Committee at its next regularly scheduled meeting.

III.                                 COMPENSATION OF MEMBERS

Compensation of Audit Committee members shall be limited to fees and compensation for service on the Board, the Audit Committee or any other committee of the Board as permitted under the Securities Exchange Act of 1934, the rules and regulations of the Commission promulgated thereunder and the rules and regulations of the American Stock Exchange.

IV.                                 MEETINGS

The Audit Committee shall meet no less frequently than quarterly, and shall meet more frequently as circumstances dictate. The Chairman shall be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting for the Audit Committee to the Board. The Audit Committee may request any officer or employee of the Company

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or the Company’s internal and outside legal counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall have direct access to management, internal staff, the independent auditor, the corporate compliance staff and the Company’s outside legal counsel, both at meetings and otherwise.

V.                                     FUNDING

The Company shall provide for appropriate funding, as determined by the Audit Committee, for compensating the independent auditor retained by the Company to provide any approved services. The Company shall also provide the audit committee with appropriate levels of funding, as determined by the Audit Committee, for use by the Audit Committee for payment of compensation to external professional advisors engaged from time to time at the discretion of the Audit Committee, and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

VI.                                 RESPONSIBILITIES AND DUTIES

In furtherance of its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the Board and the stockholders that the corporate accounting and reporting practices of the Company are in accordance with all applicable legal and regulatory requirements. In carrying out these responsibilities and duties, the Audit Committee shall:

1.                                       Review this Audit Committee Charter at least annually to assess its adequacy, and make recommendations to the Board for changes to this Audit Committee Charter, as conditions dictate.

2.                                       Be directly responsible for (i) the appointment, compensation, retention and oversight of the services performed by the independent auditor, who shall report directly to the Audit Committee, and (ii) approve all audit engagement fees and terms and any audit, audit-related, tax or other services (to the extent permitted under applicable law) with the independent auditor. The Audit Committee shall approve in advance, in accordance with any pre-approval policy adopted from time to time by the Audit Committee and ratified by the Board the provision by the independent auditor of all services to be performed by the independent auditor.

3.                                       Take appropriate action to oversee the independence of the independent auditor, including:

(a)                                  reviewing the experience and qualifications of the senior members of the independent auditor team; evaluating the qualifications, performance and independence of the independent auditor, including the review and evaluation of the lead partner of the independent auditor, and whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is in compliance with applicable law and compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditor, if any; and presenting its conclusions to the full Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor;

(b)                                 periodically reviewing management consulting services and other non-audit services not prohibited by applicable law, and the respective related fees, provided by and to the independent auditor, which shall have been pre-approved by the Audit Committee, and any transactional or other relationships between the Company and the independent auditor; and considering whether, under criteria the Audit Committee determines to be appropriate, the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the independence of the independent auditor;

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(c)                                  ensuring its receipt at least annually from the independent auditor, and reviewing, a formal written report from the independent auditor delineating (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

(d)                                 actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor;

(e)                                  taking appropriate action or recommending to the Board such appropriate action, as necessary, on any disclosed relationships to satisfy itself of the independent auditor’s independence; and

(f)                                    complying with all relevant laws and regulations relative to the independence of independent auditor, including but not limited to (i) rotation of independent auditor or outside audit personnel and the lead audit partner as required by law and (ii) the performance of services by an outside audit firm when a former employee of that firm currently serves as chief executive officer, chief financial officer, chief accounting officer or in an equivalent position of the Company.

4.                                       Meet separately, as deemed appropriate or necessary by the Audit Committee, with management, with internal auditors (or other personnel responsible for the internal audit function, if any) and with independent accountants.

5.                                       Review and discuss, as deemed appropriate or necessary by the Audit Committee, with management and the independent auditor (and where appropriate the internal auditor, if any):

(a)                                  the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and, in the case of quarterly financial statements, the results of the independent auditor’s reviews of the quarterly financial statements;

(b)                                 analyses prepared by management and/or the independent auditor setting forth the significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative United States generally accepted accounting principles (“GAAP”) methods on the financial statements;

(c)                                  the effect of regulatory and accounting initiatives on the financial statements of the Company;

(d)                                 any significant changes required in the independent auditor’s audit plan;

(e)                                  any material correcting adjustments that have been identified by the independent auditor in accordance with GAAP and applicable laws, rules and regulations;

(f)                                    any material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses;

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(g)                                 their assessments of the adequacy of the Company’s internal control structure and procedures of the Company for financial reporting and the resolution of any identified material weaknesses in such internal control structure and procedures; and

(h)                                 other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards, including under Statement on Auditing Standards No. 61, Communications with Audit Committees.

6.                                       Review with the independent auditor any audit problems or difficulties the auditor encountered in the course of the audit work, including (i) any restrictions on the scope of the independent auditor’s activities or on access to requested information and (ii) any significant disagreements with management. The Audit Committee shall have sole authority to resolve any disagreements between management and the independent auditor.

7.                                       Review with the independent auditor their plans for, and the scope of, their annual audit for the current year and other examinations of the Company’s financial information and the audit procedures to be utilized.

8.                                       Consider the independent auditor’s reports and judgments brought to the attention of the Audit Committee about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting, significant accounting policies, audit conclusions regarding the reasonableness of significant accounting estimates and any audit adjustments. Also, the Audit Committee shall review and consider information received from the independent auditor regarding all critical accounting policies and practices to be used by the Company, all alternative treatments of financial information within GAAP that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management, including any management letter or schedule of unadjusted differences.

9.                                       Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters.

10.                                 Prepare the report regarding the Company’s audited financial statements and related matters required by the Commission’s proxy rules to be included in the Company’s annual meeting proxy statement.

11.                                 Report regularly to the full Board and review any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the internal audit function.

12.                                 Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

13.                                 The Audit Committee shall also obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for payment of compensation to the outside legal, accounting or other advisors employed Committee.

14.                                 Perform such other functions as may be required by applicable laws, rules and regulations and the Company’s Certificate of Incorporation or Bylaws, or by the Board.

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VII.                             LIMITATION OF AUDIT COMMITTEE’S ROLE

The independent auditor, management and the internal auditing department, if any, are or shall be ultimately accountable to the Audit Committee, in its capacity as a committee of the Board, and to the full Board. While the Audit Committee has the oversight, supervisory and other powers and responsibilities set forth in this Audit Committee Charter, it is not the responsibility of the Audit Committee to plan or conduct audits, to implement internal controls, or to determine or certify that the Company’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. These matters and tasks are the responsibility of the Company’s management, internal auditor, if any, and the independent auditor. Likewise, it is the responsibility of the Company’s management and/or the independent auditor to bring appropriate matters to the attention of the Audit Committee, and to keep the Audit Committee informed of matters which the Company’s management or the independent auditor believe require attention, guidance, resolution or other actions, the bases therefore and other relevant considerations. While it is not the duty of the Audit Committee to conduct investigations or to assure compliance with applicable laws, rules and regulations, the Audit Committee may take such actions with respect to such matters, as it deems necessary or advisable in fulfilling its duties identified above.

To the fullest extent permissible under applicable law, each member of the Audit Committee is entitled to rely in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Audit Committee by any of the Company’s officers, employees, or committees, the independent auditor, the internal auditing department or any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

* *

It is acknowledged that all of the above listed tasks and focus areas may not be relevant to all of the matters and tasks that the Audit Committee may consider and act upon from time to time, and the members of the Audit Committee in their judgment may determine the relevance thereof and the attention such items shall receive in any particular context.

Adopted by the Board of Directors on October 23, 2003.

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MARKWEST HYDROCARBON, INC.	VOTE BY MAIL
155 INVERNESS DRIVE WEST, SUITE 200	Mark, sign and date your proxy card and return it in the
ENGLEWOOD, COLORADO 80112-5000	postage-paid envelope we have provided or return it to
MarkWest Hydrocarbon, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MARKW1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MARKWEST HYDROCARBON, INC.

Vote On Directors

1.	ELECTION OF CLASS III DIRECTORS				For	Withhold	For All	To withhold authority to vote, mark
	Nominees:	01) John M. Fox			All	All	Except	“For All Except” and write the
	02) Frank M. Semple							nominee’s number on the line below.
	03) Donald D. Wolf				☐	☐	☐

Vote On Proposals		For	Against	Abstain
2.

Approval of certain amendments to the 1996 Stock Incentive Plan (the “Plan”) to include non-employee directors as eligible participants under the Plan and to minimize the potential imposition of additional taxes on award under the Plan as a result of Internal Revenue code Section 409A.

		☐	☐	☐	4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

3.	Ratification of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending December 31, 2005.	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all of the above items.

Please sign exactly as your name appears hereon.  Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted.  If signing in a representative capacity, please indicate title and authority.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)			Date

PROXY	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MARKWEST HYDROCARBON, INC.

155 Inverness Drive West, Suite 200

Englewood, Colorado  80112-5000

The undersigned shareholder of Markwest Hydrocarbon, Inc. (the “Company”), having duly received the Notice of Annual Meeting and Proxy Statement dated December 5, 2005, hereby appoints Andrew L. Schroeder and James G. Ivey as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on December 28, 2005, at our headquarters, 155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000 at 10:00 a.m. MST, and any adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE OTHER SIDE.

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE,

WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.